As filed with the Securities and Exchange Commission on February 9, 2004

                                                       1933 Act File No. _______
                                                       1940 Act File No. _______


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

    Pre-Effective Amendment No.

    Post-Effective Amendment No.

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

    Amendment No.

                   FEDERATED HIGH YIELD MUNICIPAL INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                             Leslie K. Ross, Esquire
                                 Reed Smith LLP
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                                   Copies to:

Matthew G. Maloney, Esquire
Dickstein, Shapiro & Morin, L.L.P.
2101 L Street, N.W.
Washington, D.C.  20037


Approximate Date of Proposed Public Offering: As soon as possible after the effectiveness of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.




CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of          Amount Being      Proposed          Proposed Maximum
Securities        Registered        Maximum Offering  Aggregate Offering
Being                               Price Per Unit    Price
Registered

Common stock      4,000,000         $15/share         $60,000,000
                  shares


Amount of Registration Fee

$7,656.00









                              CROSS-REFERENCE SHEET
                                  PARTS A AND B



ITEM NO.    CAPTION                 LOCATION IN PROSPECTUS

1.          Outside Front Cover Page            Outside Front Cover Page
2.          Inside Front and Outside Back       Inside Front and Outside Back
3.          Fee Table and Synopsis              Summary of  Fund Expenses
4.          Financial Highlights                Not Applicable
5.          Plan of Distribution                Outside Front Cover Page
6.          Selling Shareholders                Not Applicable
7.          Use of Proceeds                     Use of Proceeds
8.          General Description of the          Outside Front Cover Page
            Registrant
9.          Management                          Management of the Fund
10.         Capital Stock, Long-Term Debt Shares of Beneficial Interests
            and Other Securities
11.         Defaults and Arrears on Senior      Not Applicable
            Securities
12.         Legal Proceedings                   Not Applicable
13.         Table of Contents of SAI            Table of Contents (SAI)
14.         Cover Page of SAI                   Cover Page (SAI)
15.         Table of Contents of SAI            Table of Contents (SAI)
16.         General Information and             Cover Page (SAI)
            History
17.         Investment Objective and            Fundamental Investment
            Objective, Policy
            Policies and Limitations; Non-fundamental
            Investment Limitations
18.         Management                          Management of the Fund (SAI)
19.         Control Persons and Principal       Not Applicable
            Holders of Securities
20.         Investment Adisory and Other        Management of the Fund (SAI)
            Services
21.         Brokerage Allocation and Other      Brokerage Commissions (SAI)
            Practices
22.         Tax Status                          Tax Matters
23.         Financial Statements                Financial Statements (SAI)



    The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                        Prospectus dated [ , 2004]

                                                                     [Logo]
PROSPECTUS

                                4,000,000 SHARES

                   Federated High Yield Municipal Income Fund
                                  Common Shares
                                $15.00 Per share
                              ---------------------

     Investment Objective. Federated High Yield Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal regular income tax.

     Investment Portfolio. The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by Federated Investment Management Company (the Fund's investment adviser) to be reliable, pay interest exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal alternative minimum tax ("AMT") for individuals and corporations. The Fund cannot assure you that it will achieve its investment objective. The Fund will invest at least 50% of its total assets in investment grade tax exempt securities. The Fund may invest up to 50% of its total assets in non-investment grade tax exempt securities, although it anticipates an initial allocation to such securities of approximately 35%. Non-investment grade tax exempt securities are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Fund does not limit itself to a particular portfolio maturity or duration range, but currently anticipates that it will maintain a maximum dollar-weighted average portfolio maturity of 15 to 30 years and a maximum dollar-weighted average duration of 7 to 13 years.

     No Prior History. Because the Fund is newly organized, its common shares ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset values ("NAV") and investors may lose money by purchasing Common Shares in the initial public offering. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering. The Fund intends to file an application to list its Common Shares on the New York Stock Exchange under the symbol "[ ]".

     Preferred Shares. The Fund intends to use leverage by issuing shares of preferred stock ("Preferred Shares") representing up to 35% of the Fund's capital immediately after their issuance. The Fund also may add leverage to the portfolio by using inverse floaters and derivative contracts. By using leverage, the Fund will seek to obtain higher dividends for holders of Common Shares ("Common Shareholders") than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Leverage," "Risks-Leverage Risk" and "Risks-Derivative Contracts and Inverse Floater Risk."

     Investing in Common Shares involves certain risks. See "Risks" on page [ ] of this prospectus.

                          Per Share                Total

Public offering price     $                        $
Sales load                $                        $
Estimated offering
expenses(1)               $                        $
Proceeds to the Fund      $                        $

(1) In addition to the sales load, the Fund will pay organizational and offering expenses of up to $[ ] per Common Share, estimated to total $[ ]. "Proceeds to the Fund" (above) reflects such expenses.

Federated Investment Management Company has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $[ ] per Common Share.

     The underwriters may purchase up to [ ] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     The Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters expect to deliver Common Shares to purchasers on or about [ , 2004].

                             [NAMES OF UNDERWRITERS]


                The date of this prospectus is February 9, 2004.

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in Common Shares and retain it for future reference. A Statement of Additional Information, dated February 9, 2004, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, by calling 1-800-341-7400 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

     The Fund's Common Shares are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Reserve Board or any other government agency.



                             TABLE OF CONTENTS

PROSPECTUS SUMMARY.....................................................2
SUMMARY OF FUND EXPENSES...............................................2
THE FUND...............................................................2
USE OF PROCEEDS........................................................2
THE FUND'S INVESTMENTS.................................................2
PREFERRED SHARES AND LEVERAGE..........................................2
RISKS..................................................................2
HOW THE FUND MANAGES RISK..............................................2
MANAGEMENT OF THE FUND.................................................2
NET ASSET VALUE........................................................2
DISTRIBUTIONS..........................................................2
DIVIDEND REINVESTMENT PLAN.............................................2
DESCRIPTION OF SHARES..................................................2
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST...........2
CLOSED-END FUND STRUCTURE..............................................2
REPURCHASE OF COMMON SHARES............................................2
TAX MATTERS............................................................2
UNDERWRITING...........................................................2
CUSTODIAN AND TRANSFER AGENT...........................................2
LEGAL OPINIONS.........................................................2
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..........2


     You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. Neither the Fund nor the underwriters are making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any other date than the date on the front of this prospectus.

     Until [ , 2004] (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND..........................Federated High Yield Municipal
                                  Income Fund is a newly organized,
                                  diversified, closed-end management
                                  investment company.  See "The Fund."

THE OFFERING......................The Fund is offering 4,000,000
                                  Common Shares, with a par value of
                                  $0.01 per Common Share, at $15.00
                                  per Common Share, through a group of
                                  underwriters led by
                                  [UNDERWRITER].You must purchase at
                                  least 100 Common Shares. The Fund
                                  has given the underwriters an option
                                  to purchase up to [     ] additional
                                  Common Shares to cover orders in
                                  excess of [     ] Common Shares.
                                  Federated Investment Management
                                  Company (the "Adviser") has agreed
                                  to pay organizational expenses and
                                  offering costs (other than the sales
                                  load) that exceed $[    ] per Common
                                  Share.

INVESTMENT OBJECTIVE..............The Fund's investment objective is to provide current income exempt
                                  from federal regular income tax.

INVESTMENT POLICIES...............The Fund will invest primarily in securities that, in the opinion of
                                  bond counsel to the issuer, or on
                                  the basis of another authority
                                  believed by the Adviser to be
                                  reliable, pay interest exempt from
                                  federal regular income tax.
                                  Interest income from the Fund's
                                  investments may be subject to the
                                  federal alternative minimum tax
                                  ("AMT") for individuals and
                                  corporations.  The Fund will invest
                                  at least 50% of its total assets in
                                  investment grade tax exempt
                                  securities.  The Fund may invest up
                                  to 50% of its total assets in
                                  non-investment grade tax exempt
                                  securities, although it anticipates
                                  an initial allocation to such
                                  securities of approximately 35%.
                                  Investment grade tax exempt
                                  securities are those rated in the
                                  four highest rating categories by a
                                  nationally recognized statistical
                                  rating organization ("NRSRO") or
                                  unrated tax exempt securities
                                  determined by the Adviser to be of
                                  comparable quality.  Non-investment
                                  grade tax exempt securities are
                                  those rated below the four highest
                                  rating categories by an NRSRO or
                                  unrated tax exempt securities
                                  determined by the Adviser to be of
                                  comparable quality.  The Fund may
                                  not invest more than 10% of its
                                  total assets in securities rated
                                  lower than the sixth highest rating
                                  category by an NRSRO.
                                  Non-investment grade tax exempt
                                  securities are regarded as having
                                  predominately speculative
                                  characteristics with respect to the
                                  issuer's capacity to pay interest
                                  and repay principal and are commonly
                                  referred to as "junk bonds."  See
                                  "Investment Ratings."

                                  The Fund does not limit itself to a
                                  particular portfolio maturity or
                                  duration range, but currently
                                  anticipates that it will maintain a
                                  maximum dollar-weighted average
                                  portfolio maturity of 15 to 30 years
                                  and a maximum dollar-weighted
                                  average duration of 7 to 13 years.
                                  See "The Fund's Investments."

                                  The Fund may use inverse floaters
                                  and derivative contracts to add
                                  leverage to the portfolio for
                                  investment or risk management
                                  purposes.  The Fund's use of
                                  derivative contracts will be limited
                                  by the Investment Company Act of
                                  1940, as amended (the "1940 Act").
                                  See "Risks-Leverage Risk,"
                                  "Risks-Derivative Contract and
                                  Inverse Floater Risk," and
                                  "Preferred Shares and Leverage-Other
                                  Forms of Leverage and Borrowings."

SPECIAL TAX                       The Fund invests primarily in
CONSIDERATIONS....................securities that pay interest exempt from federal regular income tax.
                                  Consequently, the regular monthly
                                  dividends that you receive generally
                                  will be exempt from federal regular
                                  income tax. Interest income from the
                                  Fund's investments may be subject to
                                  the federal AMT for individuals and
                                  corporations.  In addition,
                                  dividends may be subject to state
                                  and local taxes.  Finally,
                                  distributions of any capital gain or
                                  other taxable income will be taxable
                                  to shareholders.  The Fund will
                                  allocate dividends paid as exempt
                                  interest dividends, capital gain
                                  dividends and ordinary taxable
                                  dividends between Common
                                  Shareholders and Preferred
                                  Shareholders in proportion to the
                                  total dividends paid to each such
                                  class of shares.  See "Tax Matters."

PROPOSED OFFERING OF PREFERRED    Approximately one to three months
SHARES AND OTHER FORMS OF         after completion of this offering of
LEVERAGE                          Common Shares, the Fund intends to
                                  offer Preferred Shares that will
                                  represent up to 35% of the Fund's
                                  capital immediately after their
                                  issuance.  For purposes of this
                                  prospectus, the Fund's capital means
                                  the total assets of the Fund less
                                  all liabilities and indebtedness not
                                  representing Preferred Shares or
                                  other senior securities.  The
                                  issuance of Preferred Shares will
                                  leverage Common Shares.  Leverage
                                  involves special risks.  There is no
                                  assurance that the Fund will issue
                                  Preferred Shares or that, if issued,
                                  the Fund's leveraging strategy will
                                  be successful.  See "Risks-Leverage
                                  Risk."

                                  The money that the Fund obtains by
                                  selling Preferred Shares will be
                                  invested in accordance with the
                                  Fund's investment objective and
                                  policies, primarily in long-term tax
                                  exempt securities that generally
                                  will pay fixed rates of interest
                                  over the life of the securities.
                                  The Preferred Shares will pay
                                  dividends based on short-term
                                  interest rates, which will reset
                                  frequently.  If the yield, after the
                                  payment of applicable Fund expenses,
                                  on the long-term tax exempt
                                  securities and other instruments
                                  purchased by the Fund, is greater
                                  than the Preferred Share dividend
                                  rate as reset periodically, the
                                  investment of the proceeds of the
                                  Preferred Shares will generate more
                                  income than will be needed to pay
                                  dividends on the Preferred Shares.
                                  If so, the excess income may be used
                                  to pay higher dividends to Common
                                  Shareholders.

                                  The Fund also may use inverse
                                  floaters and derivative contracts to
                                  add leverage to the portfolio for
                                  investment or risk management
                                  purposes.  The Fund's use of
                                  derivative contracts will be limited
                                  by the 1940 Act.  See "Preferred
                                  Shares and Leverage-Other Forms of
                                  Leverage and Borrowings."

                                  The Fund cannot assure you that the
                                  issuance of Preferred Shares or the
                                  use of other forms of leverage will
                                  result in a higher yield on the
                                  Common Shares.  Once Preferred
                                  Shares are issued or other forms of
                                  leverage are used, the NAV and
                                  market price of Common Shares and
                                  the yield to Common Shareholders
                                  will be more volatile.  See
                                  "Preferred Shares and Leverage,"
                                  "Description of Shares-Preferred
                                  Shares" "Risks-Leverage Risk," and
                                  "Risks-Derivative Contract and
                                  Inverse Floater Risk."

INVESTMENT ADVISER................Federated Investment Management
                                  Company will be the Fund's
                                  investment adviser.  The Adviser
                                  will receive an annual fee in a
                                  maximum amount equal to 0.75% of the
                                  average daily value of the Fund's
                                  Managed Assets. "Managed Assets"
                                  means the total assets of the Fund
                                  (including assets attributable to
                                  any Preferred Shares or borrowings
                                  that may be outstanding) minus the
                                  sum of accrued liabilities (other
                                  than debt representing financial
                                  leverage).  The liquidation
                                  preference of the Preferred Shares
                                  is not a liability.  The Adviser has
                                  agreed to waive receipt of a portion
                                  of the management fee or reimburse
                                  other expenses of the Fund in the
                                  amount of 0.40% of the average daily
                                  value of the Fund's Managed Assets
                                  from the commencement of operations
                                  through [     ] (i.e., approximately
                                  the first year of the Fund's
                                  operations), 0.30% of Managed Assets
                                  in years two through six (through
                                  [   ]), and for a declining amount
                                  for an additional two years (through
                                  [     ]).  See "Management of the
                                  Fund."

DISTRIBUTIONS.....................The Fund intends to distribute monthly all or a portion of its tax
                                  exempt interest income to Common
                                  Shareholders (after it pays accrued
                                  dividends on any Preferred Shares of
                                  the Fund that may be outstanding).
                                  It is expected that the initial
                                  monthly dividend on Common Shares
                                  will be declared approximately 45
                                  days after completion of this
                                  offering and that the initial
                                  monthly dividend will be paid
                                  approximately 60 to 90 days after
                                  completion of this offering. Unless
                                  an election is made to receive
                                  dividends in cash, Common
                                  Shareholders will automatically have
                                  all dividends and distributions
                                  reinvested in Common Shares through
                                  the receipt of additional authorized
                                  but unissued Common Shares from the
                                  Fund or by purchasing Common Shares
                                  in the open market through the
                                  Fund's Dividend Reinvestment Plan.
                                  See "Dividend Reinvestment Plan."

                                  If the Fund realizes a capital gain
                                  or other taxable income, it will be
                                  required to allocate such income
                                  between Common Shares and Preferred
                                  Shares in proportion to the total
                                  dividends paid to each class for the
                                  year in which or with respect to
                                  which the income is paid. The Fund
                                  will distribute capital gains, if
                                  any, annually. See "Distributions"
                                  and "Preferred Shares and Leverage."

LISTING...........................Fund intends to file an
                                  application to list its Common
                                  Shares on the New York Stock
                                  Exchange under the symbol "[
                                  ]".  See "Description of
                                  Shares-Common Shares."

CUSTODIAN AND TRANSFER            State Street Bank and Trust Company
AGENT.............................will serve as the Fund's Custodian and EquiServe Trust Company, N.A.
                                  will serve as the Fund's Transfer
                                  Agent. See "Custodian and Transfer
                                  Agent."

MARKET PRICE OF SHARES......      Common Shares of closed-end
                                  investment companies frequently
                                  trade at prices lower than their
                                  NAV.  The Fund cannot assure you
                                  that its Common Shares will trade at
                                  a price higher than or equal to NAV.
                                   The Fund's NAV will be reduced
                                  immediately following this offering
                                  by the sales load and the amount of
                                  the organizational and offering
                                  expenses paid by the Fund. See "Use
                                  of Proceeds." In addition to NAV,
                                  the market price of the Fund's
                                  Common Shares may be affected by
                                  dividend levels, which are in turn
                                  affected by expenses, call
                                  protection for portfolio securities,
                                  dividend stability, portfolio credit
                                  quality, liquidity and market supply
                                  and demand. See "Preferred Shares
                                  and Leverage," "Risks," "Description
                                  of Shares" and the section of the
                                  Statement of Additional Information
                                  with the heading "Repurchase of
                                  Common Shares."  The Common Shares
                                  are designed primarily for long-term
                                  investors and you should not
                                  purchase Common Shares if you intend
                                  to sell them shortly after purchase.

SPECIAL RISK                      No Operating History. The Fund is a
CONSIDERATIONS....................newly organized, closed-end management investment company with
                                  no operating history.

                                  Market Discount Risk. Shares of
                                  closed-end management investment
                                  companies frequently trade at a
                                  discount from their NAV.

                                  Interest Rate Risk.  Prices of tax
                                  exempt securities rise and fall in
                                  response to changes in the interest
                                  rate paid by similar securities.
                                  Generally, when interest rates rise,
                                  prices of tax exempt securities
                                  fall. However, market factors, such
                                  as the demand for particular tax
                                  exempt securities, may cause the
                                  price of certain fixed income
                                  securities to fall while the prices
                                  of other securities rise or remain
                                  unchanged.

                                  Interest rate changes have a greater
                                  effect on the price of tax exempt
                                  securities with longer maturities.
                                  Because the Fund will invest
                                  primarily in long-term tax exempt
                                  securities, the NAV of Common Shares
                                  will fluctuate more in response to
                                  changes in market interest rates
                                  than if the Fund invested primarily
                                  in shorter-term tax exempt
                                  securities.

                                  The Fund may use certain strategies
                                  for the purpose of reducing the
                                  interest rate sensitivity of the
                                  portfolio and decreasing the Fund's
                                  exposure to interest rate risk,
                                  although there is no assurance that
                                  it will do so or that such
                                  strategies will be successful.

                                  The Fund's use of leverage, as
                                  described below, tends to increase
                                  the interest rate risk of Common
                                  Shares.

                                  Credit Risk.  Credit risk is the
                                  possibility that an issuer of a tax
                                  exempt security will default on a
                                  security by failing to pay interest
                                  or principal when due. If an issuer
                                  defaults, the Fund will lose money.

                                  Leverage Risk.  The use of leverage
                                  through the issuance of Preferred
                                  Shares creates an opportunity for
                                  increased income that may be
                                  distributed as Common Share
                                  dividends, but also creates special
                                  risks for Common Shareholders.  Two
                                  major types of risks created by
                                  leverage include:

                                  o the likelihood of greater
                                  volatility of NAV and market price
                                  of Common Shares, because changes in
                                  the value of the Fund's tax exempt
                                  security portfolio (including
                                  securities bought with the proceeds
                                  of the Preferred Shares offering)
                                  are borne entirely by Common
                                  Shareholders; and

                                  o the possibility either that Common
                                  Share income will fall if the
                                  Preferred Share dividend rate rises,
                                  or that Common Share income will
                                  fluctuate because the Preferred
                                  Share dividend rate varies.

                                  It is anticipated that dividends on
                                  Preferred Shares will be based on
                                  shorter-term tax exempt security
                                  yields (which will be reset
                                  periodically) and that the Fund will
                                  invest the proceeds of the Preferred
                                  Shares offering in long-term,
                                  typically fixed rate, tax exempt
                                  securities. So long as the Fund's
                                  tax exempt security portfolio
                                  provides a higher yield, net of Fund
                                  expenses, than the Preferred Share
                                  dividend rate, as reset
                                  periodically, the leverage may cause
                                  Common Shareholders to receive
                                  higher dividends than if the Fund
                                  were not leveraged. However, the
                                  Fund's leveraging strategy may not
                                  be successful.  For example, if
                                  short-term rates rise, the Preferred
                                  Share dividend rate could exceed the
                                  yield on long-term tax exempt
                                  securities held by the Fund that
                                  were acquired during periods of
                                  generally lower interest rates,
                                  reducing dividends to Common
                                  Shareholders. In addition, if
                                  interest rates rise, the value of
                                  the Fund's holdings in long-term tax
                                  exempt securities likely will fall,
                                  resulting in a decline in the NAV of
                                  Common Shares.  Investment by the
                                  Fund in inverse floaters and
                                  derivative contracts may increase
                                  the Fund's leverage and, during
                                  periods of rising interest rates,
                                  may adversely affect the Fund's
                                  income, dividends and total returns
                                  to Common Shareholders.  See "The
                                  Fund's Investments" for a discussion
                                  of these instruments.  Preferred
                                  Shares are expected to pay
                                  cumulative dividends, which may tend
                                  to increase leverage risk.

                                  Because the fees received by the
                                  Adviser are based on the Managed
                                  Assets of the Fund (including assets
                                  represented by Preferred Shares and
                                  any leverage created thereby), the
                                  Adviser has a financial incentive
                                  for the Fund to issue Preferred
                                  Shares, which may create a conflict
                                  of interest between the Adviser and
                                  Common Shareholders.

                                  Risks Associated with Non-Investment
                                  Grade Securities.  Securities rated
                                  below investment grade, also known
                                  as junk bonds, generally entail
                                  greater credit risks than investment
                                  grade securities. For example, their
                                  prices are more volatile, economic
                                  downturns and financial setbacks may
                                  affect their prices more negatively,
                                  and their trading market may be more
                                  limited.

                                  The secondary market for
                                  non-investment grade tax exempt
                                  securities may not be as liquid as
                                  the secondary market for more highly
                                  rated securities, a factor which may
                                  have an adverse effect on the Fund's
                                  ability to dispose of a particular
                                  security.  There are fewer dealers
                                  in the market for non-investment
                                  grade tax exempt securities than for
                                  investment grade tax exempt
                                  securities.  The prices quoted by
                                  different dealers may vary
                                  significantly and the spread between
                                  the bid and ask price is generally
                                  much larger than for higher quality
                                  instruments.  Under adverse market
                                  or economic conditions, the
                                  secondary market for non-investment
                                  grade tax exempt securities could
                                  contract further, independent of any
                                  specific adverse changes in the
                                  condition of a particular issuer,
                                  and these securities may become
                                  illiquid.  As a result, the Fund
                                  could find it more difficult to sell
                                  these securities or may be able to
                                  sell the securities only at prices
                                  lower than if such securities were
                                  widely traded.  Prices realized upon
                                  the sale of such lower rated or
                                  unrated securities, under these
                                  circumstances, may be less than the
                                  prices used in calculating the
                                  Fund's NAV.

                                  Finally, if a negative perception of
                                  the non-investment grade market
                                  develops, the price and liquidity of
                                  non-investment grade tax exempt
                                  securities may be depressed.  This
                                  negative perception could last for a
                                  significant period of time.

                                  Tax Exempt Securities Market Risk.
                                  The amount of public information
                                  available about tax exempt
                                  securities is generally less than
                                  that for corporate equities or
                                  bonds.  Consequently, the Adviser
                                  may make investment decisions based
                                  on information that is incomplete or
                                  inaccurate.  The secondary market
                                  for tax exempt securities also tends
                                  to be less well-developed or liquid
                                  than many other securities markets,
                                  which may adversely affect the
                                  Fund's ability to sell its tax
                                  exempt securities at attractive
                                  prices.  Special factors, such as
                                  legislative changes and local and
                                  business developments, may adversely
                                  affect the yield or value of the
                                  Fund's investments in tax exempt
                                  securities.

                                  Liquidity Risk.  Illiquid securities
                                  may be difficult to dispose of at a
                                  fair price at the times when the
                                  Fund believes it is desirable to do
                                  so.  The market price of illiquid
                                  securities generally is more
                                  volatile than that of more liquid
                                  securities, which may adversely
                                  affect the price that the Fund pays
                                  for or recovers upon the sale of
                                  illiquid securities.  Illiquid
                                  securities are also more difficult
                                  to value and the Adviser's judgment
                                  may play a greater role in the
                                  valuation process.  Investment of
                                  the Fund's assets in illiquid
                                  securities may restrict the Fund's
                                  ability to take advantage of market
                                  opportunities.  The risks associated
                                  with illiquid securities may be
                                  particularly acute in situations in
                                  which the Fund's operations require
                                  cash and could result in the trust
                                  borrowing to meet its short-term
                                  needs or incurring losses on the
                                  sale of illiquid securities.

                                  Derivative Contract and Inverse
                                  Floater Risk.  The Fund may use
                                  inverse floaters and derivative
                                  contracts to add leverage to the
                                  portfolio for investment or risk
                                  management purposes.  The Fund's use
                                  of derivative contracts will be
                                  limited by the 1940 Act.  See
                                  "Preferred Shares and Leverage-Other
                                  Forms of Leverage and Borrowings."
                                  Derivative contracts and inverse
                                  floaters are subject to a number of
                                  risks described elsewhere in this
                                  prospectus, such as interest rate
                                  and credit risks.  In addition,
                                  investment by the Fund in derivative
                                  contracts and inverse floaters may
                                  increase the Fund's leverage and,
                                  during periods of rising interest
                                  rates, may adversely affect the
                                  Fund's income, dividends and total
                                  returns to Common Shareholders.

                                  Reinvestment Risk. Income from the
                                  Fund's tax exempt security portfolio
                                  will decline if and when the Fund
                                  invests the proceeds from matured,
                                  traded or called tax exempt
                                  securities at market interest rates
                                  that are below the portfolio's
                                  current earnings rate.  A decline in
                                  income could affect the market price
                                  or overall return of Common Shares.

                                  Tax Risk.  In order to be tax
                                  exempt, municipal securities must
                                  meet certain legal requirements.
                                  Failure to meet such requirements
                                  may cause the interest received and
                                  distributed by the Fund to Common
                                  Shareholders to be taxable.

                                  The federal income tax treatment of
                                  payments in respect of certain
                                  derivative contracts is unclear.
                                  Additionally, the Fund may not be
                                  able to close out certain derivative
                                  contracts when it wants to.
                                  Consequently, the Fund may receive
                                  payments that are treated as
                                  ordinary income for federal income
                                  tax purposes.

                                  Sector Risk.  The Fund may invest
                                  25% or more of its total assets in
                                  tax exempt securities of issuers in
                                  the same economic sector, such as
                                  hospitals or life care facilities
                                  and transportation-related issuers.
                                  In addition, a substantial part of
                                  the Fund's portfolio may be
                                  comprised of securities credit
                                  enhanced by banks, insurance
                                  companies or companies with similar
                                  characteristics.  As a result, the
                                  Fund will be more susceptible to any
                                  economic, business, political or
                                  other developments which generally
                                  affect these sectors and entities.

                                  Anti-Takeover Provisions. The Fund's
                                  Agreement and Declaration of Trust
                                  includes provisions that could limit
                                  the ability of other entities or
                                  persons to acquire control of the
                                  Fund or convert the Fund to open-end
                                  status. These provisions could
                                  deprive Common Shareholders of
                                  opportunities to sell their Common
                                  Shares at a premium over the then
                                  current market price of Common
                                  Shares or at NAV. In addition, if
                                  the Fund issues Preferred Shares,
                                  Preferred Shareholders will have
                                  voting rights that could deprive
                                  Common Shareholders of such
                                  opportunities.

                                  Inflation Risk.  Inflation risk is
                                  the risk that the value of assets or
                                  income from the Fund's investments
                                  will be worth less in the future as
                                  inflation decreases the present
                                  value of payments at future dates.

                                  Market Disruption.  As a result of
                                  the terrorist attacks on the World
                                  Trade Center and the Pentagon on
                                  September 11, 2001, some of the U.S.
                                  securities markets were closed for a
                                  four-day period.  These terrorist
                                  attacks and related events have led
                                  to increased market volatility and
                                  may have long-term effects on U.S.
                                  and world economies and markets.  A
                                  similar disruption of the financial
                                  markets would impact interest rates,
                                  auctions, secondary trading,
                                  ratings, credit risk, inflation and
                                  other factors relating to the
                                  securities.



                            SUMMARY OF FUND EXPENSES

     The following table shows Fund expenses as a percentage of net assets attributable to Common Shares and assumes the issuance of Preferred Shares in an amount equal to 35% of the Fund's capital (after their issuance).

Shareholder Transaction Expenses
      Sales Load Paid by You (as a percentage of offering price) .. 4.5%
      Expenses Borne by the Fund................................... 0.20%(1)(2)
      Dividend Reinvestment Plan Fees.............................. None(3)

                            Percentage Of Net Assets
                          Attributable To Common Shares
                    (Assumes Preferred Shares are Issued)(4)
           -----------------------------------------------------------
                                                     Year 1   Years 2-6
Annual Expenses
      Management Fees ...............................1.15%       1.15%
      Other Expenses ................................0.31%       0.31%
      Total Annual Expenses .........................1.46%       1.46%
      Fee and Expense Waiver.........................0.61%(5)    0.46%(5)
      Total Net Annual Expenses......................0.85%(5)    1.00%(5)
----------

(1) The Adviser has agreed to pay organizational and offering costs of the Fund (other than the sales load) that exceed $0.03 per Common Share.

(2) If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than 1.00% of the total amount of the Preferred Share offering, will effectively be borne by Common Shareholders and result in the reduction of the NAV of Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 35% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately $1,280,000 or $0.08 per Common Share (0.51% of the offering price).

(3) You will pay brokerage charges if you direct the Plan Administrator to sell your Common Shares held in a dividend reinvestment account.

(4) The table presented in this footnote also estimates Fund expenses as a percentage of net assets attributable to Common Shares. However, unlike the table above, this table assumes that no Preferred Shares are issued or outstanding. In accordance with these assumptions, the Fund's estimated expenses would be as follows:

                                  Percentage Of
                                   Net Assets
                          Attributable To Common Shares
             (Assumes no Preferred Shares are Issued or Outstanding)
                    ----------------------------------------
                                             Year 1       Years 2-6
Annual Expenses
      Management Fees........................0.75%        0.75%
      Other Expenses.........................0.20%        0.20%
      Total Annual Expenses..................0.95%        0.95%
      Fee and Expense Waiver.................0.40%(5)     0.30%(5)
      Total Net Annual Expenses..............0.55%(5)     0.65%(5)

(5) The Adviser has agreed to waive a portion of the management fees that it is entitled to receive from the Fund at the annual rate of 0.40% of the Fund's Managed Assets from the commencement of operations through [ ] (i.e., approximately the first year of the Fund's operations), 0.30% of Managed Assets in years 2 through 6, 0.20% of Managed Assets in year 7 and 0.10% of Managed Assets in year 8.

     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" are based on estimated amounts for the Fund's first year of operation. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the $[ ] sales load, estimated $[ ] offering expenses and estimated $[ ] Preferred Share offering costs) that you would pay on a $1,000 investment in Common Shares, assuming (a) total net annual expenses of [ ]% of net assets attributable to Common Shares in years 1 through 5, increasing to [ ]% in year 10 and (b) a 5% annual return(1):

                      1 year      3 years       5 years       10 years(2)
Total Expenses
Incurred.........     $[     ]    $[     ]      $[     ]      $[     ]

(1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

(2) Assumes waiver of management fees at the annual rate of [ ]% of the Fund's average daily net assets attributable to Common Shares in year 6 ([ ]% of average daily Managed Assets), [ ]% ([ ]%) in year 7 and [ ]% ([ ]%) in year 8. The Adviser has not agreed to waive any portion of the management fees it is entitled to receive from the Fund beyond [ ]. See "Management of the Fund-Investment Management Agreement."


                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 4, 2004, pursuant to an Agreement and Declaration of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, and its telephone number is 1-800-341-7400.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be  approximately
$[ ] ($[ ] if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay the amount by which the aggregate of all the Fund's organization and offering costs (other than the sales load) exceeds $[ ] per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest primarily in tax exempt securities that meet the Fund's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax exempt or taxable investment grade securities.

                             THE FUND'S INVESTMENTS

Investment Objective

     The Fund's investment objective is to provide current income exempt from federal regular income tax.

Investment Policies

     The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal regular income tax. Interest income from the Fund's investments may be subject to federal AMT for individuals and corporations. The Adviser will not conduct its own analysis of the tax status of the interest paid by tax exempt securities held by the Fund.

     The Fund will invest at least 50% of its total assets in investment grade tax exempt securities. The Fund may invest up to 50% of its total assets in non-investment grade tax exempt securities, although it anticipates an initial allocation to such securities of approximately 35%. Investment grade tax exempt securities are those rated in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or unrated tax exempt securities determined by the Adviser to be of comparable quality. Non-investment grade tax exempt securities are those rated below the four highest rating categories by an NRSRO or unrated tax exempt securities determined by the Adviser to be of comparable quality. The Fund may not invest more than 10% of its total assets in securities rated lower than the sixth highest rating category by an NRSRO.

     The Adviser manages credit risk by performing a fundamental credit analysis on tax exempt securities that the Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax exempt securities held by the Fund on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

     The Adviser performs a more intensive credit analysis on non-investment grade tax exempt securities. In addition to the review process descried above, the Adviser may visit the site that the issuer is developing with the proceeds of the offering and engages in detailed discussions with the issuer regarding the offering.

     The Adviser attempts to provide income by investing in long-term tax exempt securities and managing the duration of the Fund. The Fund does not limit itself to a particular portfolio maturity or duration range, but currently anticipates that it will maintain a maximum dollar-weighted average portfolio maturity of 30 years and a maximum dollar-weighted average duration of 13 years. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it attempts to shorten the portfolio duration. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities. Duration management is less important when a greater portion of the Fund is allocated to non-investment grade tax exempt securities, because such securities are less sensitive to interest rate charges.

     The Adviser also attempts to provide income by investing in non-investment grade tax exempt securities, which generally provide higher yields. The percentage that the Adviser allocates to non-investment grade securities will vary depending on the supply of investment grade tax exempt securities and non-investment grade tax exempt securities. If the credit spread narrows, the Adviser may increase its allocation to investment grade securities without limitation; if the credit spread broadens, the Adviser may increase its allocation to non-investment grade securities up to 50% of the Fund's assets.

     For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal income taxes. For more information, see "Tax Matters" in the Statement of Additional Information.

     Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy is referred to as the "80% Policy."

     The Fund cannot change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of the outstanding Common Shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and (2) the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares-Preferred Shares-Voting Rights" and the Statement of Additional Information under "Description of Shares-Preferred Shares" for additional information with respect to the voting rights of Preferred Shareholders.

Investment Ratings

     The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch, Inc. ("Fitch"). For example, S&P assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO's rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below investment grade, the Adviser will reevaluate the security, but will not be required to sell it.

     Tax exempt securities of below investment grade quality (for example, BB, B or lower by S&P) are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds."

     If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. See Appendix A to the Statement of Additional Information for a description of NRSRO ratings.

Investment Securities

Tax Exempt Securities

     Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically.

     Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

      General Obligation Bonds

     General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

      Special Revenue Bonds

     Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Holders of special revenue bonds may not depend on the municipality's general taxes or revenues for payment of the bonds. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

      Private Activity Bonds

     Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to AMT.

     Following are descriptions of other types of tax exempt securities in which the Fund may invest:

      Zero Coupon Securities

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

      Municipal Leases

     Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

     The Fund may invest in securities supported by individual leases or pools of municipal leases.

      Inverse Floaters

     An inverse floater has a variable interest rate that moves in the opposite direction of market interest rates. When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond with more volatility to market interest rate changes than fixed rate, tax exempt securities of the same maturity.

      Tax Increment Financing Bonds

     Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Credit Enhancement

     The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security with credit enhancement based solely upon its credit enhancement.

Delayed Delivery Transactions

     The Fund may engage in delayed delivery transactions. Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transactions when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Derivative Contracts

     The Fund may buy and sell derivative contracts. Derivative contracts are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indices or other assets or instruments. Some derivative contracts such as futures, forwards and options require payments relating to a future trade involving the underlying asset. Other derivative contracts such as swaps require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Other Investment Companies

     The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive high-yielding tax exempt securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies advised by the Adviser to the extent permitted by applicable law or pursuant to exemptive relief from the SEC; currently, the Fund has not applied for such exemptive relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available tax exempt securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund treats its investment in such open- or closed-end investment companies as investments in tax exempt securities.

                          PREFERRED SHARES AND LEVERAGE

     Subject to market conditions, approximately one to three months after the completion of the offering of Common Shares, the Fund intends to offer Preferred Shares representing up to 35% of the Fund's capital immediately after their issuance. Preferred Shares will have complete priority over Common Shares upon distribution of assets in liquidation of the Fund. The issuance of Preferred Shares will leverage Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. Although the timing and other terms of the offering of Preferred Shares will be determined by the Fund's Board of Trustees (the "Board"), the Fund expects to invest the proceeds of a Preferred Shares offering primarily in long-term tax exempt securities. Preferred Shares will pay dividends based on short-term rates, which would be redetermined periodically by an auction process. So long as the Fund's portfolio is invested in securities that provide a higher yield than the dividend rate of Preferred Shares, after taking expenses into consideration, the leverage will allow Common Shareholders to receive higher dividends than if the Fund were not leveraged.

     Changes in the value of the Fund's tax exempt security portfolio, including securities bought with the proceeds of the Preferred Shares offering, will be borne entirely by Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, including the gross proceeds from the issuance of Preferred Shares.

     For tax purposes, the Fund currently is required to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares instead of solely tax exempt income, the Fund will have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of the dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leveraged structure to Common Shareholders.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., the liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund satisfies the 200% capital requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by Preferred Shareholders voting separately as a class. The remaining Trustees will be elected by Common Shareholders and Preferred
Shareholders voting together as a single class. In the event that the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

     If the Fund issues Preferred Shares, it will be subject to certain guidelines imposed by those NRSROs that rate the Preferred Shares. These guidelines are expected to impose capital or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Preferred Shares may have to be redeemed to the extent that the Fund fails to comply with the capital requirements imposed by the 1940 Act or the NRSROs. In order to redeem Preferred Shares, the Fund may have to liquidate portfolio securities. Such redemptions and liquidations would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      Assuming that the Preferred Shares will represent up to 35% of the
Fund's capital and pay dividends at an annual average rate of [     ]%,
the income generated by the Fund's portfolio (net of estimated expenses)
must exceed [     ]% in order to cover such dividend payments.  Of course,
these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is designed to illustrate the effect of leverage on Common Share total return. The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table. The table assumes investment portfolio total returns (comprised of income and changes in the value of the tax exempt securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table further assumes the issuance of Preferred Shares representing 35% of the Fund's capital and the Fund's currently projected annual Preferred Share dividend rate of [ ]%.

Assumed Portfolio Total
Return                          [ ]%      [ ]%     [ ]%   [ ]%      [ ]%
(Net of Expenses)
Common Share Total Return       [ ]%      [ ]%     [ ]%   [ ]%      [ ]%

     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and changes in the value of the tax exempt securities that the Fund owns. The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax exempt interest it receives on investments in tax exempt securities is entirely offset by losses in the value of those investments.

      Other Forms of Leverage and Borrowings

     In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of inverse floaters and derivative contracts. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings, including through the use of derivative contracts to the extent that these instruments constitute senior securities, unless immediately after a borrowing the value of the Fund's capital is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's capital is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required capital. Failure to meet the capital requirements described herein could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative contracts used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price.

                                      RISKS

     The NAV of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, interest rate risk, credit risk, leverage risk, risks associated with non-investment grade securities, tax exempt security market risk, derivative contract and inverse floater risk, reinvestment risk, tax risk, sector risk and inflation risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized.

Newly Organized. The Fund is a newly organized, closed-end management investment company and has no operating history.

Market Discount Risk. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment.

     NAV will be reduced immediately following the initial public offering by the amount of the sales load and organizational and selling expenses paid by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell Common Shares in a relatively short period of time after completion of the initial public offering.

Interest Rate Risk. Prices of tax exempt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of tax exempt securities fall. However, market factors, such as the demand for particular tax exempt securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of tax exempt securities with longer maturities. Because the Fund will invest primarily in long-term tax exempt securities, the NAV of Common Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term tax exempt securities.

     The Fund may use certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

     The Fund's use of leverage will increase the interest rate risk of Common Shares.

Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many tax exempt securities receive credit ratings from NRSROs such as S&P and Moody's. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Leverage Risk. Leverage risk includes the risk associated with the issuance of the Preferred Shares or the use of inverse floaters and derivative contracts in order to leverage the Fund's portfolio. There is no assurance that the Fund's leveraging strategies involving Preferred Shares or inverse floaters and derivative contracts will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the NAV and market value of Common Shares will be more volatile, and the yield distribution to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on Preferred Shares. If the dividend rate on Preferred Shares approaches the yield on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on Preferred Shares exceeds the yield on the Fund's portfolio, the leverage will result in a lower dividend to Common Shareholders than if the Fund were not leveraged. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay and the Common Shareholders will bear any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares instead of solely tax-exempt income, the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which would reduce any advantage of the Fund's leveraged structure to Common Shareholders without reducing the associated risk. See "Preferred Shares and Leverage." The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

     Similarly, any decline in the NAV of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for Common Shares. The Fund might be in danger of failing to maintain the 200% capital requirement or of losing its ratings on Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low tax exempt securities prices may result in capital loss and may reduce returns to Common Shareholders.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage likely would operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Fund may invest up to 10% of its total assets in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Fund's Common Shares and the returns to Common Shareholders.

     The Fund also may use inverse floaters and derivative contracts to add leverage to the portfolio for investment or risk management purposes. The Fund's use of derivative contracts will be limited by the 1940 Act. See "Preferred Shares and Leverage-Other Forms of Leverage and Borrowings." These instruments may increase the Fund's leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and distributions to Common Shareholders. See "Inverse Floaters" and "Derivative Contracts" under "The Fund's Investments" and the section of the Statement of Additional Information with the heading "Derivative Contracts."

Risks Associated With Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market may be more limited.

The secondary market for non-investment grade tax exempt securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for non-investment grade tax exempt securities than investment grade tax exempt securities. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for non-investment grade tax exempt securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Finally, if a negative perception of the non-investment grade market develops, the price and liquidity of non-investment grade tax exempt securities may be depressed. This negative perception could last for a significant period of time.

Tax Exempt Security Market Risk. Investing in the tax exempt securities market involves certain risks. The amount of public information available about the tax exempt securities in the Fund's portfolio is generally less than that for corporate equities or bonds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for tax exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in tax exempt securities.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Liquidity Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Derivative Contract and Inverse Floater Risk. The Fund may use inverse floaters and derivative contracts to add leverage to the portfolio for investment or risk management purposes. The Fund's use of derivative contracts will be limited by the 1940 Act. See "Preferred Shares and Leverage-Other Forms of Leverage and Borrowings." Derivative contracts and inverse floaters are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk and credit risk. In addition, investment by the Fund in derivative contracts and inverse floaters may increase the Fund's leverage and, during periods of rising interest rates, may adversely affect the Fund's income, dividends and total returns to Common Shareholders. Derivative contracts also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative contract may not correlate perfectly with an underlying asset, interest rate or index. Suitable inverse floaters and derivative contracts may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or overall returns of Common Shares.

Tax Risk. In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to Common Shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

     The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

     In certain circumstances, a portion of the Fund's dividends may be subject to AMT.

Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector, including without limitation the following: bonds issued by state and local health finance, housing finance, pollution control, industrial development and other authorities or municipal entities for the benefit of hospitals, life care facilities, educational institutions, housing facilities, transportation systems, industrial corporations or utilities. In addition, a substantial part of the Fund may be comprised of securities that are credit enhanced by insurance companies, banks or other similar financial institutions. As a result, the performance of the Fund will be more susceptible to any economic, business, political or other developments that generally affect these sectors or entities.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of, and distribution of, Common Shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Disruption. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets would impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

                            HOW THE FUND MANAGES RISK

Investment Limitations

     The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of (1) the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and
(2) the approval of the holders of a majority of the outstanding Preferred Shares voting as a separate class.

     Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

     Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

     Underwriting. The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     Investing in Real Estate. The Fund may not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

     Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

     Lending. The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policies and limitations.

     Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

     The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from an NRSRO on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Fundamental Investment Objective, Policy and Limitations" and "Non-Fundamental Investment Limitations" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment limitations of the Fund.

Limited Issuance of Preferred Shares

     Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness such as through the use of derivative contracts that constitute senior securities, the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this capital requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than 50% of the value of the capital of the Fund, the Fund would not be able to declare dividends on the Common Shares until the liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's assets, was reduced. Approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to issue Preferred Shares representing up to 35% of the Fund's capital immediately after the time of issuance of the Preferred Shares. This higher than required margin of NAV provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and NAV volatility than if the Fund were more highly leveraged through Preferred Shares. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below 50% of the value of the Fund's capital.

Management of Investment Portfolio and Capital Structure to Limit Leverage
Risk

     The Fund may take certain actions if short-term interest rates increase, or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by selling long-term securities and investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the auction period of outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares or redeeming holdings in derivative contracts or other instruments that create leverage. As explained above under "Risks-Leverage Risk," the success of any such attempt to limit leverage risk depends on the Adviser's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased or, prior to the issuance of Preferred Shares, use other forms of leverage, such as derivative contracts.

Hedging and Related Strategies

     The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. These hedging strategies may include using financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; options based on either an index of municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders as taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

                             MANAGEMENT OF THE FUND

Trustees And Officers

     The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are twelve Trustees of the Fund. Three of the Trustees are "interested persons" (as defined in the 1940
Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

     Federated Investment Management Company acts as the Fund's investment adviser. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     The Adviser and other subsidiaries of Federated Investors, Inc. ("Federated") advise approximately 136 mutual funds and a variety of separate accounts, which totaled approximately $198 billion in assets as of December 31, 2003. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States, with approximately 1,650 employees. More than 5,000 investment professionals make Federated Funds available to their customers. In the municipal sector, as of December 31, 2003, Federated managed 14 bond funds with approximately $3.8 billion in assets and 22 money market funds with approximately $23 billion in total assets.

      The Fund's Portfolio Managers are:

      Mary Jo Ochson

     Mary Jo Ochson is the Fund's Portfolio Manager. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst charterholder and received her M.B.A. in Finance from the University of Pittsburgh.

      Lee R. Cunningham II

     Lee R. Cunningham II is the Fund's Portfolio Manager. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentration in finance and operations from the University of Pittsburgh.

      RJ Gallo

     RJ Gallo is the Fund's Portfolio Manager. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He was named an Assistant Vice President of the Fund's Adviser in January 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst charterholder and Trader at the Federal Reserve Bank of New York. Mr. Gallo is a Chartered Financial Analyst charterholder and received his Master's in Public Affairs with a concentration in economics and public policy from Princeton University.

 Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee at an annual rate equal to 0.75% of the average daily value of Managed Assets (the "Management Fee"). The Adviser has agreed to waive receipt of a portion of its Management Fee in the amount of 0.40% of the average daily value of Managed Assets for the first year of the Fund's operations (through [ ]), 0.30% of Managed Assets in years two through six (through [ ]), and for a declining amount for an additional two years (through [ ]). During periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage, because the fee is calculated as a percentage of Managed Assets, which include those assets purchased with leverage.

     In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

      For the first 8 years of the Fund's operation, the Adviser has undertaken to waive its investment advisory fees and expenses payable by the Fund in the amounts, and for the time periods, set forth below:

Twelve Month
Period Ending                                  Percentage Waived
                                          (as A Percentage Of Average
Month Date, Year**                           Daily Managed Assets)
[     ]                                              0.40%
[     ]                                              0.40%
[     ]                                              0.40%
[     ]                                              0.40%
[     ]                                              0.40%
[     ]                                              0.30%
[     ]                                              0.20%
[     ]                                              0.10%

** From the commencement of operations.

     The Adviser has not undertaken to waive any portion of the Fund's fees and expenses beyond [ ] or after termination of the investment management agreement.

Administrative Agreement

     Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

                                    Average Aggregate Daily Net
Maximum Administrative Fee          Assets of the Federated Funds

0.150 of 1%                         on the first $250 million
0.125 of 1%                         on the next $250 million
0.100 of 1%                         on the next $250 million
0.075 of 1%                         on assets in excess of $750 million

     The administrative fee received during any fiscal year will be at least $125,000. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

                                 NET ASSET VALUE

     The Fund's NAV per Common Share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

     The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. A substantial portion of the Fund's fixed income investments will be valued according to the mean between bid and asked prices as furnished by an independent pricing service. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board.

                                  DISTRIBUTIONS

     The Fund will distribute to Common Shareholders monthly dividends of all or a portion of its tax exempt interest income after payment of dividends on any Preferred Shares of the Fund which may be outstanding. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

     Various factors will affect the level of the Fund's income, including the asset mix, the amount of leverage used by the Fund and the effects thereof and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of tax exempt interest income earned in a particular period. The undistributed tax exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of tax exempt interest income actually earned by the Fund during the period. Undistributed tax exempt interest income will add to the Fund's NAV and, correspondingly, distributions from undistributed tax exempt interest income will be deducted from the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by EquiServe Trust Co., N.A. (the "Plan Administrator"), the administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name or by contacting your bank, broker or other entity if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(1) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (2) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date, which will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $[ ]sales fee and a
$[   ] per share sold brokerage commission.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All  correspondence or questions  concerning the Plan should be directed to
the  Plan  Administrator,   EquiServe  Trust  Company,  N.A.,  P.O.  Box  43011,
Providence, RI 02940-3011 or by telephone at (800) 730-6001.

                              DESCRIPTION OF SHARES

Common Shares

     The Fund is an unincorporated statutory trust organized under the laws of Delaware on February 4, 2004 pursuant to an Agreement and Declaration of Trust. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $[ ] per Common Share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless (1) all accrued dividends on Preferred Shares have been paid, (2) the Fund satisfies the 200% capital requirement and (3) certain other requirements imposed by any NRSROs rating the Preferred Shares have been met. See "Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all Common Shareholders.

     The Fund has no present intention of offering any additional shares other than the Preferred Shares and Common Shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board. Any additional offering of shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund intends to file an application to list its Common Shares on the New York Stock Exchange under the symbol "[ ]".

     The Fund's NAV per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and organizational and offering expenses paid by the Fund. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell Common Shares already held, the Common Shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest primarily in investment grade tax exempt securities have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

     The Fund's Agreement and Declaration of Trust provides that the Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

     The Board has indicated its intention to authorize an offering of Preferred Shares, representing up to 35% of the Fund's capital, immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the Common Shareholders described in this prospectus. The Fund may conduct other offerings of Preferred Shares in the future. The Board also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's capital. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Fund's Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that Preferred Shareholders, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the Preferred Shareholders have the right to elect a majority of the Trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of Preferred Shareholders so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of Preferred Shareholders described above will in each case be in addition to any other vote required to authorize the action in question.

      Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person, including its affiliates and associates, who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o    the  issuance  of  any   securities  of  the  Fund  to  any  Principal
          Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

     o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" as defined in the 1940 Act of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

     To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund will be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board has determined that the provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                            CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company, commonly referred to as a closed-end fund. Closed-end funds differ from open-end funds, which are generally referred to as mutual funds, in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "NAV," less any applicable redemption fee or "back end" sales charge. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for Common Shares or other programs intended to reduce the discount. There is no guarantee or assurance that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Common Shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                           REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their NAVs, and the Fund's Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV. There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

                                   TAX MATTERS

Federal Tax Matters

     The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

     The Fund invests primarily in securities the income of which is exempt from federal regular income tax. Consequently, the regular monthly dividends you receive will generally be exempt from federal regular income tax. Interest income from the Fund's investments may be subject to federal AMT for individuals and corporations

     Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Common Shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

     Each year, you will receive a year-end statement designating the amounts of tax exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name. The Fund will send you this statement if you hold your Common Shares in registered form.

     The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

     In order to avoid corporate taxation of its taxable income and be permitted to pay tax exempt dividends, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits. In particular, in order for the Fund to pay tax exempt dividends, at least 50% of the value of the Fund's total assets must consist of tax exempt obligations on a quarterly basis. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax exempt dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income to the extent of the Fund's earnings and profits.

     The Fund may at times buy tax exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

     The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax exempt dividend income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not be permitted to deduct the interest on that loan. Under federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in Common Shares upon the deductibility of interest payable by the holder.

State and Local Tax Matters

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

     Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                  UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated [ ], each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter the number of Common Shares set forth opposite the name of such underwriter.

            Underwriter                    Number of Common Shares


            Total.................................[     ]

     The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel under the purchase agreement and to certain other conditions. The underwriters are obligated to purchase all of the Common Shares (other than those covered by the over-allotment described below) if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[ ] per Common Share. The sales load the Fund will pay of $[ ] per Common Share is equal to [ ]% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[ ] per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, sales load and proceeds before and after expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                                         Without      With
                                            Per Share    Option      Option

Public offering price                       $[     ]    $[     ]  $[     ]
Sales load                                  $[     ]    $[     ]  $[     ]
Proceeds, before expenses, to the Fund      $[     ]    $[     ]  $[     ]
Proceeds, after expenses, to the Fund       $[     ]    $[     ]  $[     ]

     The expenses of the offering are estimated at $[ ] and are payable by the Fund. The Fund has agreed to pay the underwriters $[ ] per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay organizational expenses and offering costs of the Fund (other than sales load, but including the reimbursement of underwriters expenses) that exceed $[ ] per Common Share.

     The Fund has granted the underwriters an option to purchase up to [ ] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments.  If  the  underwriters  exercise  this  option,  each  will  be obligated,  subject  to  conditions  contained  in the  purchase  agreement,  to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

      Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of Common Shares to be higher than it might be in the absence of such purchases.

     Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of Common Shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and the sale of Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

     The Adviser has also agreed to pay a fee to [ ] payable quarterly at the annual rate of [ ]% of the Fund's Managed Assets during the continuance of the investment management agreement or other advisory agreement between the Adviser and the Fund. The sum of this fee plus the amount of the expense reimbursement of $[ ] per Common Share payable by the Fund to the underwriters will not exceed [ ]% of the total price to the public of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of [ ]% to the closing date of this offering. [ ] has agreed to provide certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company and asset management industries and to provide information to and consult with the Adviser with respect to applicable strategies designed to address market discounts, if any.

      The principal business address of [     ] is [     ].

                          CUSTODIAN AND TRANSFER AGENT

     The  Custodian  of the  assets of the Fund is State  Street  Bank and Trust
Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011, will serve as the Fund's Transfer Agent and Dividend Disbursing Agent.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by [ ]and for the underwriters by [ ]. [ ] and [ ] may rely as to certain matters of Delaware law on the opinion of [ ].


          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                       Page

USE OF PROCEEDS........................................................2
PORTFOLIO TURNOVER.....................................................2
FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS...............2
NON-FUNDAMENTAL INVESTMENT LIMITATIONS.................................4
INVESTMENT SECURITIES..................................................4
MANAGEMENT OF THE FUND................................................12
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...........................19
BROKERAGE TRANSACTIONS................................................21
DESCRIPTION OF SHARES.................................................22
REPURCHASE OF COMMON SHARES...........................................23
TAX MATTERS...........................................................24
PERFORMANCE AND RELATED COMPARATIVE INFORMATION.......................29
FEDERATED INVESTORS, INC..............................................32
EXPERTS...............................................................33
ADDITIONAL INFORMATION................................................33
INDEPENDENT AUDITORS' REPORT..........................................34
FINANCIAL STATEMENTS..................................................35
APPENDIX A RATINGS OF INVESTMENTS.....................................36


                                   [ ] Shares




                   Federated High Yield Municipal Income Fund




                                  Common Shares
                                 $[ ] Per Share




                                   PROSPECTUS





                                       [ ]




CUSIP [     ]






FEDERATED HIGH YIELD MUNICIPAL INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Federated High Yield Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated February 9, 2004. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such Common Shares. A copy of the prospectus may be obtained without charge by calling 1-800-341-7400. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS
                                                                       Page

USE OF PROCEEDS........................................................2
PORTFOLIO TURNOVER.....................................................2
FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS...............2
NON-FUNDAMENTAL INVESTMENT LIMITATIONS.................................2
INVESTMENT SECURITIES..................................................2
MANAGEMENT OF THE FUND.................................................2
VOTING PROXIES ON FUND PORTFOLIO SECURITIES............................2
BROKERAGE TRANSACTIONS.................................................2
DESCRIPTION OF SHARES..................................................2
REPURCHASE OF COMMON SHARES............................................2
TAX MATTERS............................................................2
PERFORMANCE AND RELATED COMPARATIVE INFORMATION........................2
FEDERATED INVESTORS, INC...............................................2
EXPERTS................................................................2
ADDITIONAL INFORMATION.................................................2
INDEPENDENT AUDITORS' REPORT...........................................2
FINANCIAL STATEMENTS...................................................2
APPENDIX A RATINGS OF INVESTMENTS......................................2


This Statement of Additional Information is dated February 9, 2004.


                                 USE OF PROCEEDS

     Pending investment in tax exempt securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high-quality, short-term tax exempt money market securities or in high-quality tax exempt securities with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments the income on which is subject to federal regular income tax, and securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the type in which the Fund may invest directly.

                               PORTFOLIO TURNOVER

     The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

            FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS

     The following fundamental investment objective, policy and limitations may not be changed by the Fund's Board without the approval of the holders of a majority of (1) the outstanding Common Shares and Preferred Shares (if any) voting together as a class, and (2) the outstanding Preferred Shares (if any), voting as a separate class. When used with respect to particular shares of the Fund, "majority of the outstanding" means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

Investment Objectives

     The Fund's investment objective is to provide current income exempt from federal regular income tax.

Investment Policy

     The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

Investment Limitations

     Concentration

     The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

     Diversification of Investments

     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

     Underwriting

     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     Investing in Real Estate

     The Fund will not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

     Investing in Commodities

     The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

     Lending

     The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policies and limitations.

     Borrowing Money and Issuing Senior Securities

     The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the "1940 Act").

     For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations.

     For the purpose of applying the concentration limitation, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

                     NON-FUNDAMENTAL INVESTMENT LIMITATIONS

     The Fund is also subject to the following non-fundamental investment policies, which may be changed by the Board without shareholder approval.

Short Sales

     The Fund may make short sale of securities in conformity with the 1940 Act.

Investing in Other Investment Companies

     The Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Exercise of Control

     The Fund will not purchase securities of companies for the purpose of exercising control.

Restricted and Illiquid Securities

     The Fund may invest in securities subject to restriction on resale and securities for which there is no readily available market.

                              INVESTMENT SECURITIES

     The  following  information   supplements  the  discussion  of  the  Fund's
investment securities that are described in the prospectus.

Fixed Income Securities

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The Fund may invest in tax exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

     Following is a description of non-principal tax exempt securities in which the Fund may invest.

     Variable Rate Demand Instruments. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

     Municipal Notes. Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

     Municipal Mortgage Back Securities. Municipal mortgage backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage backed securities generally have fixed interest rates.

     PACS. PACs (planned amortization classes) are a sophisticated form of mortgage backed security issued with a companion class. PACs receive principal payments and prepayments at a specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.

Credit Enhancement

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to a security's holders. Each form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Structured Notes

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable  conventional  note.  The rate of return on  structured  notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by the Adviser to be reliable) that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Derivative Contracts

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

     For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

     The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

     The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

     Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset or instrument at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

     The Fund may buy or sell the interest rate futures contracts and index financial futures contracts. The Fund may also buy or sell futures contracts on tax exempt securities and U.S. government and agency securities.

     Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset or instrument from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset or instrument to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. If the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     Swaps.  Swaps are  contracts  in which two parties  agree to pay each other
(swap) the returns derived from underlying assets or instruments with differing characteristics. Most swaps do not involve the delivery of the underlying assets or instruments by either party, and the parties might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

     Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

     Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

     Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

     Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investing In Securities Of Other Investment Companies

     The Fund may invest its assets in securities of other open-end or closed-end investment companies, including the securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Temporary Defensive Investments

     The Fund may make temporary defensive investments in the following taxable securities:

     Treasury Securities. Treasury securities are direct obligations of the federal government of the United States.

     Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

     Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.

     Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

     Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and place. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     Repurchase agreements are subject to credit risks.

                             MANAGEMENT OF THE FUND

Board of Trustees

     The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes:
Banknorth Funds--four portfolios; Golden Oak(R) Family of Funds-seven portfolios; and WesMark Funds--five portfolios.

Interested Trustees Background And Compensation



-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                               Total
                                                                               Compensation
                                                                  Aggregate    From
Name Birth Date                                                   Compensation Fund and
Address          Principal Occupation(s) for Past Five Years,     From         Federated
Positions Held   Other Directorships Held and Previous Positions  Fund +       Fund
with Fund                                                                      Complex
                                                                               (past
                                                                               calendar
                                                                               year)

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John F.          Principal Occupations: Chairman and Director or  $0         $0
Donahue* Birth   Trustee of the Federated Fund Complex; Chairman
Date: July28,    and Director, Federated Investors, Inc.
1924 CHAIRMAN    Previous Positions: Trustee, Federated
AND              Investment Management Company and Chairman and
TRUSTEE(1)(2)    Director, Federated Investment Counseling.

J. Christopher   Principal Occupations: Principal Executive       $0         $0
Donahue* Birth   Officer and President of the Federated Fund
Date: April11,   Complex; Director or Trustee of some of the
1949 PRESIDENT   Funds in the Federated Fund Complex; President,
AND              Chief Executive Officer and Director, Federated
TRUSTEE(1)(2)    Investors, Inc.; Chairman and Trustee,
                 Federated Investment Management Company;
                 Trustee, Federated Investment Counseling;
                 Chairman and Director, Federated Global
                 Investment Management Corp.; Chairman,
                 Federated Equity Management Company of
                 Pennsylvania, Passport Research, Ltd. and
                 Passport Research II, Ltd.; Trustee, Federated
                 Shareholder Services Company; Director,
                 Federated Services Company. Previous Positions:
                 President, Federated Investment Counseling.
                 President and Chief Executive Officer,
                 Federated Investment Management Company,
                 Federated Global Investment Management Corp.
                 and Passport Research, Ltd.

Lawrence D.      Principal Occupations: Director or Trustee of    $0         $148,500
Ellis, M.D.*     the Federated Fund Complex; Professor of
Birth Date:      Medicine, University of Pittsburgh; Medical
October11, 1932  Director, University of Pittsburgh Medical
3471 Fifth       Center Downtown; Hematologist, Oncologist and
Avenue Suite     Internist, University of Pittsburgh Medical
1111             Center. Other Directorships Held: Member,
Pittsburgh, PA   National Board of Trustees, Leukemia Society of
TRUSTEE(1)(2)    America. Previous Positions: Trustee,
                 University of Pittsburgh; Director, University
                 of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.
     Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by, Federated Securities Corp., a subsidiary of Federated Investors, Inc.

+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

Independent Trustees Background And Compensation

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                                                                               Total
                                                                               Compensation
                                                                  Aggregate    From
Name Birth Date                                                   Compensation Fund and
Address          Principal Occupation(s) for Past Five Years,     From         Federated
Positions Held   Other Directorships Held and Previous Positions  Fund +       Fund
with Fund                                                                      Complex
                                                                               (past
                                                                               calendar
                                                                               year)


-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Thomas G.         Principal Occupation: Director or Trustee of    $0         $163,350
Bigley Birth      the Federated Fund Complex. Other
Date:             Directorships Held: Director, Member of
February3, 1934   Executive Committee, Children's Hospital of
15 Old Timber     Pittsburgh; Director, Member of Executive
Trail             Committee, University of Pittsburgh. Previous
Pittsburgh, PA    Position: Senior Partner, Ernst & Young LLP.
 TRUSTEE(1)(2)

John T. Conroy,   Principal Occupations: Director or Trustee of   $0         $163,350
Jr. Birth Date:   the Federated Fund Complex; Chairman of the
June23, 1937      Board, Investment Properties Corporation;
Grubb &           Partner or Trustee in private real estate
Ellis/Investment  ventures in Southwest Florida. Previous
Properties        Positions: President, Investment Properties
Corporation       Corporation; Senior Vice President, John R.
3838 North        Wood and Associates, Inc., Realtors;
Tamiami Trail     President, Naples Property Management, Inc.
Suite 402         and Northgate Village Development Corporation.
Naples, FL
TRUSTEE(1)(2)

Nicholas P.       Principal Occupation: Director or Trustee of    $0         $163,350
Constantakis      the Federated Fund Complex; Previous
Birth Date:       Position:  Partner, Andersen Worldwide SC.
September3,       Other Directorships Held: Director and Member
1939 175          of the Audit Committee, Michael Baker
Woodshire Drive   Corporation (engineering and energy services
Pittsburgh, PA    worldwide).
 TRUSTEE (1)(2)

John F.           Principal Occupation: Director or Trustee of    $0         $148,500
Cunningham        the Federated Fund Complex. Other
Birth Date:       Directorships Held: Chairman, President and
March5, 1943      Chief Executive Officer, Cunningham & Co.,
353 El Brillo     Inc. (strategic business consulting); Trustee
Way Palm Beach,   Associate, Boston College. Previous Positions:
FL TRUSTEE(1)(2)  Director, Redgate Communications and EMC
                  Corporation (computer storage systems);
                  Chairman of the Board and Chief Executive
                  Officer, Computer Consoles, Inc.; President
                  and Chief Operating Officer, Wang
                  Laboratories; Director, First National Bank of
                  Boston; Director, Apollo Computer, Inc.

Peter E. Madden   Principal Occupation: Director or Trustee of    $0         $148,500
Birth Date:       the Federated Fund Complex; Management
March16, 1942     Consultant. Other Directorships Held: Board of
One Royal Palm    Overseers, Babson College.  Previous
Way 100 Royal     Positions: Representative, Commonwealth of
Palm Way Palm     Massachusetts General Court; President, State
Beach, FL         Street Bank and Trust Company and State Street
TRUSTEE(1)(2)     Corporation (retired); Director, VISA USA and
                  VISA International; Chairman and Director,
                  Massachusetts Bankers Association; Director,
                  Depository Trust Corporation; Director, The
                  Boston Stock Exchange.

Charles F.        Principal Occupations: Director or Trustee of   $0         $163,350
Mansfield, Jr.    the Federated Fund Complex; Management
Birth Date:       Consultant; Executive Vice President, DVC
April10, 1945     Group, Inc. (marketing, communications and
80 South Road     technology) (prior to 9/1/00). Previous
Westhampton       Positions: Chief Executive Officer, PBTC
Beach, NY         International Bank; Partner, Arthur Young &
TRUSTEE(1)(2)     Company (now Ernst & Young LLP); Chief
                  Financial Officer of Retail Banking Sector,
                  Chase Manhattan Bank; Senior Vice President,
                  HSBC Bank USA (formerly, Marine Midland Bank);
                  Vice President, Citibank; Assistant Professor
                  of Banking and Finance, Frank G. Zarb School
                  of Business, Hofstra University.

John E. Murray,   Principal Occupations: Director or Trustee of   $0         $178,200
Jr., J.D.,        the Federated Fund Complex; Chancellor and Law
S.J.D. Birth      Professor, Duquesne University; Partner,
Date:             Murray, Hogue & Lannis. Other Directorships
December20,       Held: Director, Michael Baker Corp.
1932              (engineering, construction, operations and
Chancellor,       technical services). Previous Positions:
Duquesne          President, Duquesne University; Dean and
University        Professor of Law, University of Pittsburgh
Pittsburgh, PA    School of Law; Dean and Professor of Law,
TRUSTEE(1)(2)     Villanova University School of Law.

Marjorie P.       Principal Occupations: Director or Trustee of   $0         $148,500
Smuts Birth       the Federated Fund Complex; Public Relations/
Date: June21,     Marketing Consultant/Conference Coordinator.
1935 4905         Previous Positions: National Spokesperson,
Bayard Street     Aluminum Company of America; television
Pittsburgh, PA    producer; President, Marj Palmer Assoc.;
TRUSTEE(1)(2)     Owner, Scandia Bord.

+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                               Total
                                                                               Compensation
                                                                  Aggregate    From
Name Birth Date                                                   Compensation Fund and
Address          Principal Occupation(s) for Past Five Years,     From         Federated
Positions Held   Other Directorships Held and Previous Positions  Fund +       Fund
with Fund                                                                      Complex
                                                                               (past
                                                                               calendar
                                                                               year)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John S. Walsh     Principal Occupations: Director or Trustee of   $0         $148,500
Birth Date:       the Federated Fund Complex; President and
November28,       Director, Heat Wagon, Inc. (manufacturer of
1957 2604         construction temporary heaters); President and
William Drive     Director, Manufacturers Products, Inc.
Valparaiso, IN    (distributor of portable construction
 TRUSTEE(1)(2)    heaters); President, Portable Heater Parts, a
                  division of Manufacturers Products, Inc.
                  Previous Position: Vice President, Walsh &
                  Kelly, Inc.


OFFICERS**



---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth       Principal Occupation(s) and Previous Positions
Date Address
Positions Held
with Fund
---------------------------------------------------------------------------------------
John W.          Principal Occupations: Executive Vice President and Secretary of the
McGonigle        Federated Fund Complex; Executive Vice President, Secretary and
Birth Date:      Director, Federated Investors, Inc. Previous Positions: Trustee,
October26,       Federated Investment Management Company and Federated Investment
1938 EXECUTIVE   Counseling; Director, Federated Global Investment Management Corp.,
VICE PRESIDENT   Federated Services Company and Federated Securities Corp.
AND SECRETARY

Richard J.       Principal Occupations: Principal Financial Officer and Treasurer of
Thomas Birth     the Federated Fund Complex; Senior Vice President, Federated
Date: June17,    Administrative Services. Previous Positions: Vice President,
1954 TREASURER   Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors,
                 Inc.

Richard B.       Principal Occupations: Vice Chairman or Vice President of some of
Fisher Birth     the Funds in the Federated Fund Complex; President and Vice
Date: May17,     Chairman, Federated Investors, Inc.; Chairman, Federated Securities
1923 VICE        Corp. Previous Positions: President and Director or Trustee of some
PRESIDENT        of the Funds in the Federated Fund Complex; Executive Vice
                 President, Federated Investors, Inc. and Director and Chief
                 Executive Officer, Federated Securities Corp.

William D.       Principal Occupations: Chief Investment Officer of this Fund and
Dawson III       various other Funds in the Federated Fund Complex; Executive Vice
Birth Date:      President, Federated Investment Counseling, Federated Global
March3, 1949     Investment Management Corp., Federated Investment Management
CHIEF            Company, Federated Equity Management Company of Pennsylvania,
INVESTMENT       Passport Research, Ltd. and Passport Research II, Ltd.  Previous
OFFICER          Positions: Executive Vice President and Senior Vice President,
                 Federated Investment Counseling Institutional Portfolio Management
                 Services Division; Senior Vice President, Federated Investment
                 Management Company and Passport Research, Ltd.

Mary Jo Ochson   Mary Jo Ochson is the Portfolio Manager of the Fund. She is Vice
Birth Date:      President of the Fund.  Ms. Ochson joined Federated in 1982 and has
September 12,    been a Senior Portfolio Manager and a Senior Vice President of the
1953 SENIOR      Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served
VICE PRESIDENT   as a Portfolio Manager and a Vice President of the Fund's Adviser.
                 Ms. Ochson is a Chartered Financial Analyst charterholder and received her M.B.A. in Finance from the University of Pittsburgh.


+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he or she serves:

     -- Messrs. John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., and John
     S. Walsh, as Class I trustees, are expected to stand for re-election at the Fund's 2005 meeting of shareholders. -- Messrs. J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham, and Majorie P. Smuts, as Class II trustees, are expected to stand for re-election at the Fund's 2006 meeting of shareholders. -- Messrs. Lawrence D. Ellis, M.D., Peter E. Madden, Charles F. Mansfield, Jr. and John E. Murray, Jr., J.D, S.J.D., as Class III trustees, are expected to stand for re-election at the Fund's 2007 meeting of shareholders.

** Officers do not receive any compensation from the Fund. Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent Trustee of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.


Committees of the Board


---------------------------------------------------------------------------------------
                                                                               Meetings
                                                                               Held
                                                                               During
                                                                               Last
 Board     Committee                                                           Fiscal
 Committee Members          Committee Functions                                Year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Executive John F.          In between meetings of the full Board, the         NA
           Donahue John     Executive Committee generally may exercise all
           E. Murray,       the powers of the full Board in the management
           Jr., J.D.,       and direction of the business and conduct of the
           S.J.D.           affairs of the Fund in such manner as the
                            Executive Committee shall deem to be in the best
                            interests of the Fund. However, the Executive
                            Committee cannot elect or remove Board members,
                            increase or decrease the number of Trustees,
                            elect or remove any Officer, declare dividends,
                            issue shares or recommend to shareholders any
                            action requiring shareholder approval.

 Audit     Thomas G.        The Audit Committee reviews and recommends to      NA
           Bigley John T.   the full Board the independent auditors to be
           Conroy, Jr.      selected to audit the Fund's financial
           Nicholas P.      statements; meets with the independent auditors
           Constantakis     periodically to review the results of the audits
           Charles F.       and report the results to the full Board;
           Mansfield, Jr.   evaluates the independence of the auditors,
                            reviews legal and regulatory matters that may
                            have a material effect on the financial
                            statements, related compliance policies and
                            programs, and the related reports received from
                            regulators; reviews the Fund's internal audit
                            function; review compliance with the Fund's code
                            of conduct/ethics; review valuation issues;
                            monitors inter-fund lending transactions;
                            reviews custody services and issues and
                            investigate any matters brought to the
                            Committee's attention that are within the scope
                            of its duties.


Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies as of December 31, 2003


                                                Aggregate
                                      Dollar    Dollar
                                      Range     Range of
                                      of        Shares
 Interested Board                     Shares    Owned in
 Member Name                          Owned     Federated
                                      in Fund   Family of
                                                Investment
                                                Companies


 John F. Donahue                        $0        Over $100,000

 J. Christopher Donahue                 $0        Over $100,000
 Donahue

 Lawrence D. Ellis, M.D.                $0        Over $100,000

 Independent Board
 Member Name

Thomas G. Bigley                        $0        Over $100,000

 John T. Conroy, Jr.                    $0        Over $100,000

 Nicholas P. Constantakis               $0        Over $100,000

 John F. Cunningham                     $0        Over $100,000

 Peter E. Madden                        $0        Over $100,000

 Charles F. Mansfield, Jr.              $0        Over $100,000

 John E. Murray, Jr., J.D., S.J.D.      $0        Over $100,000

 Marjorie P. Smuts                      $0        Over $100,000

 John S. Walsh                          $0        Over $100,000


Code of Ethics

     As required by SEC rules, the Fund, its Adviser, and the Fund's principal underwriters have adopted codes of ethics. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

     The Adviser conducts investment research and makes investment decisions for the Fund.

     The Adviser is a wholly owned subsidiary of Federated.

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee payable monthly in arrears at an annual rate equal to 0.75% of the average daily value of the Fund's Managed Assets (the "Management Fee"). The Adviser has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of 0.40% of the average daily value of the Fund's Managed Assets for the first year of the Fund's operations (through [ ]), 0.30% of Managed Assets in years two through six (through [ ]), and for a declining amount for an additional two years (through [ ]). Managed Assets means the total assets of the Fund including any assets attributable to any Preferred Shares or borrowings that may be outstanding, minus the sum of accrued liabilities (other than indebtedness attributable to financial leverage). The liquidation preference on the Preferred Shares is not a liability. This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, which include those assets purchased with leverage.

     The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

     As required by the 1940 Act, the Board has reviewed the Fund's investment advisory contract. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated Fund family ("Federated Funds").

     The Board also considered the compensation and benefits received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services to be received by the Adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's services and fee. The Fund's Board is aware of these factors and has taken them into account in its review of the Fund's advisory contract.

     The Board considered and weighed these circumstances in light of its accumulated experience in working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requested and received a significant amount of information about the Fund, the Federated Funds and the Federated organization. Thus, the Board's evaluation of the Fund's advisory contract included an analysis of reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the short- and long-term performance of other Federated Funds (in absolute terms as well as in relationship to their particular investment programs and certain competitor or "peer group" funds) and comments on the reasons for performance; the Fund's proposed expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the possible use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated Funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them.

     The Board also received financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as administrator and transfer agent to the Federated Funds). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute fund trades.

     The Board based its decision to approve the Fund's advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board did not consider any one of the factors and considerations identified above to be determinative. Because the totality of circumstances included considering the relationship of each Fund to the Federated Funds, the Board did not approach consideration of the Fund's advisory contract as if that were the only Federated Fund.

Custodian

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

Transfer Agent and Dividend Disbursing Agent

     EquiServe Trust Company, N.A. maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

Independent Auditors

     The independent auditor for the Fund, [ ], conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

                   VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

     The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

     On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

     On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

     On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

     On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

     The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

     In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

     The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

     The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

     The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

     If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

                             BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds under common control with the Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the accounts(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

                           DESCRIPTION OF SHARES

Common Shares

     The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

     Although the terms of any Preferred Share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

     If the Board determines to proceed with an offering of Preferred Shares, the terms of Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board, without the approval of Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

     The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the Common Shareholders or Preferred Shareholders, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and the Preferred Shares.

                        REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels
(which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act;
(2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

     Before deciding whether to take any action if the Common Shares trade below NAV, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                TAX MATTERS

     The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax exempt interest (the excess of its gross tax exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a special taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Fund intends to invest in sufficient tax exempt securities to permit payment of "exempt-interest dividends" (as defined in the Code). Except as provided below, exempt-interest dividends paid to Common Shareholders are not includable in the holder's gross income for federal income tax purposes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Common Shareholders and Preferred Shareholders in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Common Shareholders as items of interest excluded from their gross income, each Common Shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. In addition, for corporations alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause Common Shareholders to be subject to or result in an increased liability under the AMT. The Fund will annually supply Common Shareholders a report indicating the amount and nature of amounts distributed to them.

     The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their Common Shares as capital assets. Generally, a Common Shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax exempt interest income. In addition, gain realized by the Fund from the disposition of a tax exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by Common Shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%1. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such Shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of Common Shares if the Common Shareholder purchases other Common Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Common Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of Common Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such Common Shares.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

----------
1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.
---------

     The Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 30%) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its holders of Common Shares.

                 PERFORMANCE AND RELATED COMPARATIVE INFORMATION

Tax Equivalency Table

     Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal income tax. However, some of the Fund's income may be subject to state or local taxes.


   Updated to Reflect the Jobs and Growth Tax Relief Reconciliation Act
                             (JGTRRA) of 2003

                     Taxable Yield Equivalent for 2003
                         Multistate Municipal Fund

                        Federal Income Tax Bracket
------------  ----------- ---------  ---------- -----------  -----------  -----------
    TAX
 BRACKET:
  FEDERAL         10.00%    15.00%      25.00%      28.00%       33.00%       35.00%

------------  ----------- ---------  ---------- -----------  -----------  -----------
------------  ----------- ---------  ---------- -----------  -----------  -----------
   JOINT              $0-  $14,001 -   $56,801-   $114.651 -   $174,701 -       OVER
  RETURN:        $14,000   $56,800    $114,650    $174,700     $311,950     $311,950

  SINGLE              $0-   $7,001 -   $28,401-    $68,801 -   $143,501 -       OVER
  RETURN:         $7,000   $28,400     $68,800    $143,500     $311,950     $311,950

------------  ----------- ---------  ---------- -----------  -----------  -----------
------------
TAX-EXEMPT
   YIELD                           TAXABLE YIELD EQUIVALENT

------------  ----------- ---------  ---------- ------------ -----------  -----------
------------  ----------- ---------  ---------- ------------ -----------  -----------
      0.50%        0.56%     0.59%       0.67%        0.69%       0.75%        0.77%
      1.00%        1.11%     1.18%       1.33%        1.39%       1.49%        1.54%
      1.50%        1.67%     1.76%       2.00%        2.08%       2.24%        2.31%
      2.00%        2.22%     2.35%       2.67%        2.78%       2.99%        3.08%
      2.50%        2.78%     2.94%       3.33%        3.47%       3.73%        3.85%
      3.00%        3.33%     3.53%       4.00%        4.17%       4.48%        4.62%
      3.50%        3.89%     4.12%       4.67%        4.86%       5.22%        5.38%
      4.00%        4.44%     4.71%       5.33%        5.56%       5.97%        6.15%
      4.50%        5.00%     5.29%       6.00%        6.25%       6.72%        6.92%
      5.00%        5.56%     5.88%       6.67%        6.94%       7.46%        7.69%
      5.50%        6.11%     6.47%       7.33%        7.64%       8.21%        8.46%
      6.00%        6.67%     7.06%       8.00%        8.33%       8.96%        9.23%
      6.50%        7.22%     7.65%       8.67%        9.03%       9.70%       10.00%
      7.00%        7.78%     8.24%       9.33%        9.72%      10.45%       10.77%
      7.50%        8.33%     8.82%      10.00%       10.42%      11.19%       11.54%
      8.00%        8.89%     9.41%      10.67%       11.11%      11.94%       12.31%
      8.50%        9.44%    10.00%      11.33%       11.81%      12.69%       13.08%
      9.00%       10.00%    10.59%      12.00%       12.50%      13.43%       13.85%
      9.50%       10.56%    11.18%      12.67%       13.19%      14.18%       14.62%
     10.00%       11.11%    11.76%      13.33%       13.89%      14.93%       15.38%
     10.50%       11.67%    12.35%      14.00%       14.58%      15.67%       16.15%
     11.00%       12.22%    12.94%      14.67%       15.28%      16.42%       16.92%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

   Updated to Reflect the Jobs and Growth Tax Relief Reconciliation Act
                             (JGTRRA) of 2003

------------  ----------- ---------  ---------- -----------  -----------  -----------
TAX RATES:
  FEDERAL          10.0%     15.0%       25.0%       28.0%        33.0%        35.0%
   STATE           0.00%     0.00%       0.00%       0.00%        0.00%        0.00%

 COMBINED         10.00%    15.00%      25.00%      28.00%       33.00%       35.00%

  FACTOR         1.11111   1.17647     1.33333     1.38889      1.49254      1.53846



Performance Comparisons

     Advertising and sales literature may include:

-    references  to  ratings,   rankings  and  financial   publications   and/or
     performance comparisons of Common Shares to certain indices;

-    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

- discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

- information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills. Advertisements may contain a chart showing average tax-adjusted returns and volatility of returns for the last 10 years ending October 31, 2002 for indices of municipal bonds, corporate bonds, U.S. Treasury securities, high-yield securities, mortgage-backed securities, the S&P 500, the Russell 2000 and NASDAQ.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc.

     Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return.

Morningstar, Inc.

     Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.

Money

     Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Lehman Brothers Municipal Bond Index

     Lehman Brothers Municipal Bond Index is an unmanaged broad based total return performance benchmark for the long-term, investment grade bond market.

                            FEDERATED INVESTORS, INC.

     Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

     Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

     Municipal Funds. In the municipal sector, as of December 31, 2003, Federated managed 14 bond funds with approximately $3.8 billion in assets and 22 money market funds with approximately $23 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Global Equity - Stephen F. Auth is responsible for overseeing the management of Federated's domestic and international equity products; Global Fixed Income - William D. Dawson III is responsible for overseeing the management of Federated's domestic and international fixed income and high yield products.

                                     EXPERTS

     The financial statements of the Fund at [ , 2004] appearing in this Statement of Additional Information have been audited by [ ] , independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database at the Commission's website at http://www.sec.gov or at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          INDEPENDENT AUDITORS' REPORT

[TO BE PROVIDED]

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

[TO BE PROVIDED]

NOTES TO FINANCIAL STATEMENTS

[TO BE PROVIDED]



                                   APPENDIX A
                             RATINGS OF INVESTMENTS

Standard and Poor's Long-Term Debt Rating Definitions

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody's Investors Service Long-Term Bond Rating Definitions

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Long-Term Debt Rating Definitions

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service Commercial Paper Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; and Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity   for  timely   payment  on  issues  with  this   designation   is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Ratings Commercial Paper Rating Definitions

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

Federated High Yield Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Underwriter
[TO BE PROVIDED]


Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P. O. Box 8600
Boston, MA  02266-8600

Transfer Agency and Dividend Disbursing Agent
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI  02940-3011

Independent Auditors
[TO BE PROVIDED]






CUSIP [     ]























                                                 Exhibit (a) under Form N-2


                   FEDERATED HIGH YIELD MUNICIPAL INCOME FUND



                       AGREEMENT AND DECLARATION OF TRUST
                          Dated as of February 4, 2004


                             TABLE OF CONTENTS

                                                                          Page
                                    ARTICLE I
                              Name and Definitions

1.1     Name.............................................................   1
1.2     Definitions......................................................   1

                                   ARTICLE II
                                    Trustees

2.1     Number and Qualification.........................................   3
2.2     Term and Election................................................   3
2.3     Resignation and Removal..........................................   3
2.4     Vacancies........................................................   4
2.5     Meetings.........................................................   4
2.6     Trustee Action by Written Consent................................   5
2.7     Officers.........................................................   5

                                   ARTICLE III
                          Powers and Duties of Trustees

3.1     General..........................................................   5
3.2     Investments......................................................   5
3.3     Legal Title......................................................   5
3.4     Issuance and Repurchase of Shares................................   5
3.5     Borrow Money or Utilize Leverage.................................   5
3.6     Delegation; Committees...........................................   6
3.7     Collection and Payment...........................................   6
3.8     Expenses.........................................................   6
3.9     By-Laws..........................................................   6
3.10    Miscellaneous Powers.............................................   6
3.11    Further Powers...................................................   7

                                   ARTICLE IV
               Advisory, Management and Distribution Arrangements

4.1     Advisory and Management Arrangements.............................   7
4.2     Distribution Arrangements........................................   7
4.3     Other Arrangements...............................................   7
4.4     Parties to Contracts.............................................   8

                                    ARTICLE V
                  Limitations of Liability and Indemnification

5.1     No Personal Liability of Shareholders, Trustees, etc.............   8
5.2     Mandatory Indemnification........................................   9
5.3     No Bond Required of Trustees.....................................  10
5.4     No Duty of Investigation; Notice in Trust Instruments, etc.......  10
5.5     Reliance on Experts, etc.........................................  10
5.6     Insurance........................................................  10
5.7     Derivative Actions...............................................  10

                                   ARTICLE VI
                          Shares of Beneficial Interest

6.1     Beneficial Interest..............................................  11
6.2     Other Securities.................................................  11
6.3     Rights of Shareholders...........................................  11
6.4     Trust Only.......................................................  11
6.5     Issuance of Shares...............................................  11
6.6     Register of Shares...............................................  12
6.7     Transfer Agent and Registrar.....................................  12
6.8     Transfer of Shares...............................................  12
6.9     Notices..........................................................  12

                                   ARTICLE VII
                                   Custodians

7.1     Appointment and Duties...........................................  12
7.2     Central Certificate System.......................................  13

                                  ARTICLE VIII
                                   Redemption

8.1     Redemptions......................................................  13
8.2     Disclosure of Holding............................................  13

                                   ARTICLE IX
         Determination of Net Asset Value, Net Income and Distributions

9.1     Net Asset Value..................................................  14
9.2     Distributions to Shareholders....................................  14
9.3     Power to Modify Foregoing Procedures.............................  14
9.4     Dividend Reinvestment Plan.......................................  15

                                    ARTICLE X
                                  Shareholders

10.1    Meetings of Shareholders.........................................  14
10.2    Voting...........................................................  15
10.3    Notice of Meeting................................................  15
10.4    Quorum and Required Vote.........................................  15
10.5    Proxies, etc.....................................................  15
10.6    Reports..........................................................  16
10.7    Shareholder Action by Written Consent............................  16
10.8    Record Dates.....................................................  16
10.9    Additional Provisions............................................  17

                                   ARTICLE XI
             Duration; Termination of Trust; Amendment; Mergers, Etc

11.1    Duration.........................................................  17
11.2    Termination......................................................  17
11.3    Amendment Procedure..............................................  18
11.4    Merger, Consolidation and Sale of Assets.........................  18
11.5    Subsidiaries.....................................................  18
11.6    Conversion.......................................................  19
11.7    Certain Transactions.............................................  19

                                   ARTICLE XII
                                  Miscellaneous

12.1    Filing...........................................................  20
12.2    Resident Agent...................................................  20
12.3    Governing Law....................................................  21
12.4    Counterparts.....................................................  21
12.5    Reliance by Third Parties........................................  21
12.6    Provisions in Conflict with Law or Regulation....................  21


                                 Federated High Yield Municipal Income Fund

                                         AGREEMENT AND DECLARATION OF TRUST
      AGREEMENT AND DECLARATION OF TRUST made as of the 4th day of February, 2004, by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

      WHEREAS, this Trust has been formed to carry on business of an investment company;

      WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

      WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

      WHEREAS, the parties hereto intend that the Trust created by this Declaration and the Certificate of Trust to be filed with the Secretary of State of the State of Delaware on or about February 4, 2004, shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration shall constitute the governing instrument of such statutory trust.

      NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.


                                 ARTICLE I
                           Name and Definitions

      1.1 Name. This Trust shall be known as the "Federated High Yield Municipal Income Fund" and the Trustees shall conduct the business of the Trust under that name, or any other name or names as they may from time to time determine.

      1.2 Definitions. As used in this Declaration, the following terms shall have the following meanings:

            "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder and exemptions granted therefrom, all as adopted or amended from time to time.

            "Affiliated Person" shall have the meaning given to it in
      Section 2(a)(3) of the 1940 Act when used with reference to a specified person.

            "Assignment" shall have the meaning given to it in Section 2(a)(4) of the 1940 Act.

            "By-Laws" shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

            "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Commission" shall mean the Securities and Exchange
      Commission.

            "Declaration" shall mean this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time.

            "DBTA" shall mean the Delaware Statutory Trust Act, 12 Del. C. ss.ss. 3801, et. seq., as amended from time to time.

            "Delaware General Corporation Law" means the Delaware General Corporation Law, 8 Del. C.ss.ss. 100, et. seq., as amended from time to time.

            "Fundamental Policies" shall mean the investment policies and restrictions as set forth from time to time in any Prospectus or contained in any current Registration Statement of the Trust filed with the Commission or as otherwise adopted by the Trustees and the Shareholders in accordance with the requirements of the 1940 Act and designated as fundamental policies therein as they may be amended from time to time in accordance with the requirements of the 1940 Act.

             "Interested Person" shall have the meaning given to it in
      Section 2(a)(19) of the 1940 Act.

            "Investment Adviser" or "Adviser" shall mean a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

            "Majority Shareholder Vote" shall mean a vote of "a majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Trust with each class and series of Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as case may be, also will be required.

            "Person" shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

            "Principal Underwriter" shall have the meaning given to it in
      Section 2(a)(29) of the 1940 Act.

            "Prospectus" shall mean the Prospectus of the Trust, if any, as in effect from time to time under the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Shareholders" shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

            "Shares" shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.

            "Trust" shall mean the Delaware statutory trust established by this Declaration, as amended from time to time.

            "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

            "Trustees" shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.


                                ARTICLE II
                                 Trustees

      2.1 Number and Qualification. Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than 3 or more than 25. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

      2.2 Term and Election. The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.4 of this Article, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

      2.3 Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee's legal representative shall execute and deliver on such Trustee's behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

      2.4 Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

      2.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the President or such other persons as may be specified in the By-Laws. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given to the Trustees before the meeting at the time and in the manner specified in the By-Laws, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. A quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees or such greater number as may be specified in the By-Laws. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

      Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members.

      With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

      All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

      2.6 Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee at which all members of the Board or such committee are present consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

      2.7 Officers. The Trustees shall elect a President, a Secretary and a Treasurer and may elect a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the President, Secretary and Treasurer may, but need not, be a Trustee.


                                ARTICLE III
                       Powers and Duties of Trustees

      3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

      3.2 Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust to:

      (a) manage, conduct, operate and carry on the business of an investment company;

      (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

      3.3 Legal Title. Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

      3.4 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise.

      3.5 Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

      3.6 Delegation; Committees. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to at least the same extent as such delegation is permitted to directors of corporations formed under the Delaware General Corporation Law and is permitted by the 1940 Act, as well as any further delegations the Trustees may determine to be desirable, expedient or necessary in order to effect the purpose hereof. The Trustees may designate an executive committee which shall have all authority of the entire Board of Trustees except such committee cannot declare dividends except to the extent specifically delegated by the Board of Trustees and cannot authorize removal of a trustee or any merger, consolidation or sale of substantially all of the assets of the Trust.

      3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

      3.8 Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

      3.9 By-Laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

      3.10  Miscellaneous Powers.  The Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations;
(c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine;
(g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; (i) notwithstanding the Fundamental Policies of the Trust, convert the Trust to a master- feeder structure; provided, however, the Trust obtains the approval of shareholders holding at least a majority of the Trust's Shares present at a meeting of Shareholders at which a quorum is present and (j) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

      3.11 Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any of the Trust Property or take any other action hereunder.


                                ARTICLE IV
                             Service Contracts

      4.1 Advisory and Management Arrangements. Subject to such requirements and restrictions as may be set forth in the By-Laws and/or the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any corporation, trust, association or other organization, including any Affiliated Person; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, authority for the Investment Adviser or administrator to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust's or a particular Series' investments, or such other activities as may specifically be delegated to such party.

      4.2 Distribution Arrangements. Subject to compliance with the 1940 Act, the Board of Trustees may retain underwriters and/or placement agents to sell Trust Shares. The Board of Trustees may in its discretion from time to time enter into one or more contracts, providing for the sale of the Shares of the Trust, whereby the Trust may either agree to sell such Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Board of Trustees may in its discretion determine, not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of Shares of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the Shares of the Trust.

      4.3 Other Arrangements. The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust, as the Board of Trustees determines to be in the best interests of the Trust, including appointing it or them to act as the custodian, transfer agent, dividend disbursing agent, fund accountant, and/or shareholder servicing agent for the Trust or one or more of the series or classes of its Shares.

      4.4  Parties to Contracts.  The fact that:

            (i) any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, Principal Underwriter, distributor, or Affiliated Person or agent of or for any corporation, trust, association, or other organization, or for any parent or Affiliated Person of any organization with which an Adviser's, management or administration contract, or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, fund accounting, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or Affiliated Person thereof, is a Shareholder or has an interest in the Trust, or that

            (ii) any corporation, trust, association or other organization with which an Adviser's, management or administration contract or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, fund accounting, shareholder servicing or other type of service contract may have been or may hereafter be made also has an Adviser's, management or administration contract, or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided that the establishment of and performance under each such contract is permissible under the provisions of the 1940 Act.


                                 ARTICLE V
               Limitations of Liability and Indemnification

      5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. As provided in the DBTA, Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

      The Trustees may provide that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that a Certificate of Trust in respect of the Trust is on file with the Secretary of State of the State of Delaware and may recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers, and not individually, and that the obligations of any instrument made or issued by the Trustees or by any officer or officers of the Trust are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust The omission of any statement to such effect from such instrument shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

      5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses
(i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

      (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

      (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

      (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

      5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

      5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

      5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

      5.6 Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article.

      5.7.  Derivative Actions.  Subject to the requirements set forth in
Section 3816 of the DBTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.


                                ARTICLE VI
                       Shares of Beneficial Interest

      6.1 Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into an unlimited number of transferable shares of beneficial interest, par value $.01 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

      6.2 Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

      6.3 Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in this Section 6.3, in Section 11.4 or as specified by the Trustees when creating the Shares, as in preferred shares).

      6.4 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

      6.5 Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or l/l,000ths of a Share or multiples thereof as the Trustees may determine.

      6.6 Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

      6.7 Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

      6.8 Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

      Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

      6.9 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.


                                ARTICLE VII
                                Custodians

      7.1 Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust with respect to which it is acting as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act:

            (1) to hold the securities owned by the Trust and deliver the same upon written order;

            (2) to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

            (3) to disburse such funds upon orders or vouchers;

            (4) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

            (5) if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

      The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

      7.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.


                               ARTICLE VIII
                                Redemption

      8.1 Redemptions. The Shares of the Trust are not redeemable by the holders.

      8.2 Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.


                                ARTICLE IX
      Determination of Net Asset Value, Net Income and Distributions

      9.1 Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Prospectus or as may otherwise be determined by the Trustees.

      9.2 Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of any class of Shares, or any series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration.
Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any class of shares or series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, additional Shares of any class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.

      (b) Distributions pursuant to this Section 9.2 may be among the Shareholders of record of the applicable class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.

      (c) The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

      (d) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

      9.3 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust's Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

      9.4. Dividend Reinvestment Plan. The Trustees may establish a dividend reinvestment plan for any class or series of Shares providing for the automatic reinvestment of cash dividends on the Shares of such class or series in additional shares of such class or series or of another class or series of Shares. Unless otherwise determined by the Trustees, all dividends on Shares of any class or series for which such a dividend reinvestment plan has been established shall automatically be reinvested under such plan unless the holder of such shares shall affirmatively elect, in such manner as specified by the Trust, not to participate in the dividend reinvestment plan.


                                 ARTICLE X
                               Shareholders

      10.1 Meetings of Shareholders. The Trust shall hold annual meetings of the Shareholders (provided that the Trust's initial annual meeting of Shareholders may occur up to one year after the completion of its initial fiscal year). A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than 51% of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a Special Meeting, shall be held within or without the State of Delaware on such day and at such time as the Board of Trustees shall designate.

      10.2 Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. There shall be no cumulative voting in the election or removal of Trustees.

      10.3 Notice of Meeting. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees to each Shareholder of record entitled to vote thereat at the time and in the manner specified in the By-Laws. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 180 days after the record date.

      10.4 Quorum and Required Vote. (a) Except where a higher quorum is required by applicable law, the By-Laws or this Declaration, the holders of one third (33-1/3%) of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

      (b) Subject to any provision of applicable law or stock exchange rules, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) in all matters other than the election of Trustees, the affirmative vote of a majority of votes cast by the Shareholders entitled to vote on the subject matter at a meeting at which a quorum is present shall be the act of the Shareholders entitled to vote with respect to such matter, and (ii) in an election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected.

      10.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust.
No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

      10.6 Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

      10.7 Shareholder Action by Written Consent. Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent or consents in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records.
Any Shareholder giving a written consent or the Shareholder's proxy-holders or a transferee of the Shares or a personal representative of the Shareholder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Shares required to authorize the proposed action have been filed with the secretary.

      If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Shareholders. This notice shall be given in the manner specified in the By-Laws.

      10.8 Record Dates. For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any such meeting.

      If the Board of Trustees does not so fix a record date:

      (a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day before the notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days before the day on which the meeting is held.

      (b) The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

      For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or classes.

      10.9 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes, meetings and related matters.


                                ARTICLE XI
         Duration; Termination of Trust; Amendment; Mergers, Etc.

      11.1 Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

      11.2 Termination. (a) The Trust may be dissolved, after a majority of the Trustees have approved a resolution therefor, upon approval by not less than 75% of the Shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Upon the dissolution of the Trust:

            (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

            (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders with the same vote as required to open-end the Trust.

            (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

      (b) After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

      11.3  Amendment Procedure.  (a)  Except as provided in subsection
(b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected Shares. The Trustees also may amend this Declaration without any vote of Shareholders of any class of series to divide the Shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, to change the name of the Trust or any class or series of Shares, to make any change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

      (b) No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 3.9, Section 5.1, Section 5.2, Section 11.2(a), this Section 11.3, Section 11.4, Section 11.6 or Section 11.7 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

      (c) An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be.
A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

      Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

      11.4 Merger, Consolidation and Sale of Assets. Except as provided in Section 11.7, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two- thirds of the Trustees and approved by a Majority Shareholder Vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

      11.5 Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

      11.6 Conversion. Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, a favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to this Declaration that makes the Shares a "redeemable security" as that term is defined in the 1940 Act, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required.
Upon the adoption of a proposal to convert the Trust from a "closed-end company" to an "open-end company" as those terms are defined by the 1940 Act and the necessary amendments to this Declaration to permit such a conversion of the Trust's outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an "open-end" investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

      11.7 Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

      (b) The term "Principal Shareholder" shall mean any corporation, Person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding Shares of any class or series and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause
(i) above), by any other corporation, Person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and
(ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

      (c)  This Section shall apply to the following transactions:

            (i) The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

            (ii) The issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan).

            (iii) The sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.)

            (iv) The sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

      (d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case no shareholder vote shall be required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

      (e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust whether (i) a corporation, person or entity beneficially owns 5% or more of the outstanding Shares of any class or series, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.


                                ARTICLE XII
                               Miscellaneous

      12.1 Filing. (a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust's minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust's minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

      (b) The Trustees hereby authorize and direct a Certificate of Trust, in the form attached hereto as Exhibit A, to be executed and filed with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Act.

      12.2 Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall be The Delaware Registered Agent Company, LLC, 2333 Westville Road, Marydel, Kent County, Delaware 19964. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the State.

      12.3 Governing Law. This Declaration is executed by the Trustees and delivered in the State of Delaware and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to laws of said State and reference shall be specifically made to the Delaware General Corporation Law as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Trustees hereunder and any ambiguity shall be viewed in favor of such powers.

      12.4 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

      12.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

      12.6 Provisions in Conflict with Law or Regulation. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

      (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



By:     /s/ Nelson W. Winter
          Nelson W. Winter
            Sole Trustee














                                              Exhibit (a)(i) under Form N-2



                                                       CERTIFICATE OF TRUST

                                                                         OF

                FEDERATED HIGH YIELD MUNICIPAL INCOME FUND

                        a Delaware Statutory Trust

      This Certificate of Trust of Federated High Yield Municipal Income Fund (the "Trust") is being duly executed and filed, in order to form a statutory trust pursuant to the Delaware Statutory Trust Act (the "Act"), Del. Code Ann. tit. 12, ss.ss.3801-3819.
      1. NAME. The name of the statutory trust formed hereby is "Federated High Yield Municipal Income Fund."

      2. REGISTERED OFFICE AND REGISTERED AGENT. The Trust will become, prior to the issuance of shares of beneficial interest, a registered management investment company under the Investment Company Act of 1940, as amended. Therefore, in accordance with Section 3807(b) of the Act, the Trust has and shall maintain in the State of Delaware a registered office and a registered agent for service of process.

            (a) REGISTERED OFFICE. The registered office of the Trust in Delaware is c/o The Delaware Registered Agent Company, LLC, 2333 Westville Road, Marydel, Delaware 19964.

            (b) REGISTERED AGENT. The registered agent for service of process on the Trust in Delaware is The Delaware Registered Agent Company, LLC, 2333 Westville Road, Marydel, Kent County, Delaware 19964.

      IN WITNESS WHEREOF, the Trustee named below does hereby execute this Certificate of Trust as of the 4th day of February, 2004.



        /s/ Nelson W. Winter
          Nelson W. Winter
            Sole Trustee


















                                                 Exhibit (b) under Form N-2



                                  BY-LAWS

                                    of

                FEDERATED HIGH YIELD MUNICIPAL INCOME FUND

                        A Delaware Statutory Trust

                       Dated as of February 4, 2004


                               INTRODUCTION


      A. Agreement and Declaration of Trust. These by-laws shall be subject to the Agreement and Declaration of Trust, as from time to time in effect (the "Declaration of Trust"), of Federated High Yield Municipal Income Fund, a Delaware statutory trust (the "Trust"). In the event of any inconsistency between the terms hereof and the terms of the Declaration of Trust, the terms of the Declaration of Trust shall control.

      B. Definitions. Capitalized terms used herein and not herein defined are used as defined in the Declaration of Trust.


                                 ARTICLE I
                                  OFFICES

      Section 1. PRINCIPAL OFFICES. The Trustees shall fix and, from time to time, may change the location of the principal executive office of the Trust at any place within or outside the State of Delaware.

      Section 2. DELAWARE OFFICE. The Trustees shall establish a registered office in the State of Delaware and shall appoint a registered agent for service of process in the State of Delaware.

      Section 3. OTHER OFFICES. The Board may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business.


                                ARTICLE II
                         MEETINGS OF SHAREHOLDERS

      Section 1. PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of Delaware designated by the Board. In the absence of any such designation by the Board, shareholders' meetings shall be held at the principal executive office of the Trust. For purposes of these By-Laws, the term "shareholder" shall mean a record owner of shares of the Trust.

      Section 2. CALL OF MEETING. Meetings of the shareholders shall be called as provided in Section 10.1 of the Declaration.

      Section 3. NOTICE OF SHAREHOLDERS' MEETING. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 4 of this Article II not less than seven (7) nor more than one hundred twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which trustees are to be elected also shall include the name of any nominee or nominees who at the time of the notice are intended to be presented for election. Except with respect to adjournments as provided herein, no business shall be transacted at such meeting other than that specified in the notice.

      Section 4. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class mail, courier, telegraphic, facsimile or electronic mail, or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer agent or given by the shareholder to the Trust for the purpose of notice. If no such address appears on the Trust's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail, courier, telegraphic, facsimile or electronic mail, or other written communication to the Trust's principal executive office. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail or with a courier, or sent by telegram, facsimile, electronic mail or other means of written communication.

      If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the Trust is returned to the Trust marked to indicate that the notice to the shareholder cannot be delivered at that address, all future notices or reports shall be deemed to have been duly given without further mailing, or substantial equivalent thereof, if such notices shall be available to the shareholder on written demand of the shareholder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.

      An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary, transfer agent, or solicitation agent of the Trust giving the notice and shall be filed and maintained in the records of the Trust. Such affidavit shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      Section 5. ADJOURNED MEETING; NOTICE. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairman of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a shareholders' meeting prior to adjournment.

      When any shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the record date set for the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

      Section 6. VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of the Declaration of Trust and these By-Laws, as in effect at such time. The shareholders' vote may be by voice vote or by ballot; provided, however, that any election of trustees must be by ballot if demanded by any shareholder before the voting has begun. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

      Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a shareholders' meeting. Abstentions and broker non-votes will be treated as votes present at a shareholders' meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote "against" on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

      Section 7. QUORUM. Except when a larger quorum is required by applicable law, the Declaration of Trust or these By-Laws, thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote present in person or represented by proxy at a shareholders' meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the outstanding shares of each such series or class entitled to vote present in person or represented by proxy at a shareholders' meeting shall constitute a quorum of such series or class.

      Section 8. WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS. The transactions of a meeting of shareholders, however called and noticed and wherever held, shall be valid as though transacted at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting with respect to that person, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that such attendance is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the beginning of the meeting. Whenever notice of a meeting is required to be given to a shareholder under the Declaration of Trust or these By-Laws, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

      Section 9. PROXIES. Every shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder and filed with the secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as provided in the second paragraph of this Section 9. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the shareholder's execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the shareholder is received by the Trust before the proxy's vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

      With respect to any shareholders' meeting, the Board may act to permit the Trust to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the shareholder's authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

      Section 10. INSPECTORS OF ELECTION. Before any meeting of shareholders, the Board may appoint any person other than nominees for office to act as inspector of election at the meeting or its adjournment. If no inspector of election is so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint an inspector of election at the meeting. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint a person to fill the vacancy.

      The inspector shall:

            (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

            (b)  receive votes, ballots or consents;

            (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

            (d)  count and tabulate all votes or consents;

            (e)  determine when the polls shall close;

            (f)  determine the result of voting or consents; and

            (g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                ARTICLE III
                                 TRUSTEES

      Section 1. VACANCIES. Vacancies in the Board may be filled by a majority of the remaining trustees, though less than a quorum, or by a sole remaining trustee, unless the Board calls a meeting of shareholders for the purpose of filling such vacancies. In the event that all Trustee offices become vacant, an authorized officer of the Investment Adviser shall serve as the sole remaining Trustee effective upon the vacancy in the office of the last Trustee, subject to the provisions of the 1940
Act. In such case, the Investment Adviser, as the sole remaining Trustee, shall, as soon as practicable, fill all of the vacancies on the Board; provided, however, that the percentage of Trustees who are not Interested Persons of the Trust shall be no less than that permitted by the 1940
Act. Thereupon, the Investment Adviser shall resign as Trustee and a meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of Trustees.

      Section 2. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. All meetings of the Board may be held at any place within or outside the State of Delaware that has been designated from time to time by the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Trust. Subject to any applicable requirements of the 1940 Act, any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all trustees participating in the meeting can hear one another, and all such trustees shall be deemed to be present in person at such meeting for purposes of the DBTA and, to the extent permitted, the 1940 Act.

      Section 3. REGULAR MEETINGS. Regular meetings of the Board shall be held without call at such time as shall from time to time be fixed by the Board. Such regular meetings may be held without notice.

      Section 4. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board, the president, any vice president, the secretary or any trustee.

      Notice of the time and place of special meetings shall be delivered personally or by telephone to each trustee or sent by first-class mail, courier or telegram, charges prepaid, or by facsimile or electronic mail, addressed to each trustee at that trustee's address as it is shown on the records of the Trust. In case the notice is mailed, it shall be deposited in the United States mail at least seven (7) days before the time of the holding of the meeting. In case the notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the trustee or to a person at the office of the trustee who the person giving the notice has reason to believe will promptly communicate it to the trustee. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Trust.

      Section 5. ACTION WITHOUT A MEETING. Unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person, any action to be taken by the Trustees at a meeting may be taken without such meeting by the written consent of a majority of the Trustees then in office. Any such written consent may be executed and given by telecopy or similar electronic means. Such written consents shall be filed with the minutes of the proceedings of the Trustees. If any action is so taken by the Trustees by the written consent of less than all of the Trustees, prompt notice of the taking of such action shall be furnished to each Trustee who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.

      Section 6. QUORUM. A majority of the authorized number of Trustees shall constitute a quorum for the transaction of business, except to adjourn as provided in Sections 8 and 9 of this Article III. Every act or decision done or made by a majority of the Trustees present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, subject to the provisions of the Declaration of Trust. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees if any action taken is approved by at least a majority of the required quorum for that meeting.

      Section 7. WAIVER OF NOTICE. Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the records of the Trust or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Trustee who attends the meeting without protesting before or at its commencement about the lack of notice to that Trustee.

      Section 8. ADJOURNMENT. A majority of the Trustees present, whether or not constituting a quorum, may adjourn any matter at any meeting to another time and place.

      Section 9. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than seven (7) days, in which case notice of the time and place shall be given before the time of the recommencement of an adjourned meeting to the Trustees who were present at the time of the adjournment.

      Section 10. FEES AND COMPENSATION OF TRUSTEES. Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board. This Section 10 shall not be construed to preclude any trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.


                                ARTICLE IV
                                COMMITTEES

      Section 1. COMMITTEES OF TRUSTEES. The Board may, by resolution adopted by a majority of the authorized number of Trustees, designate one or more committees as set forth in the Declaration of Trust, to serve at the pleasure of the Board. The Board may designate one or more Trustees or other persons as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board, shall have the authority of the Board, except with respect to:

            (a) the approval of any action which under the Declaration of Trust or applicable law also requires shareholders' approval or requires approval by a majority of the entire Board or certain members of the Board;

            (b) the filling of vacancies on the Board or on any committee. However, a committee may nominate trustees and, if required by the 1940 Act, elect trustees who are not "interested persons" as defined in the 1940 Act;

            (c) the fixing of compensation of the trustees for serving on the Board or on any committee;

            (d) the amendment or repeal of the Declaration of Trust or of these By-Laws or the adoption of a new Declaration of Trust or new By-Laws; or

            (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

      Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of any committee shall be governed by and held and taken in accordance with the provisions of the Declaration of Trust and Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of any committee may be determined either by the Board or by the committee. Special meetings of any committee may also be called by resolution of the Board, and notice of special meetings of any committee shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these By-Laws.


                                 ARTICLE V
                                 OFFICERS

      Section 1. OFFICERS. The officers of the Trust shall be a president, a secretary, and a treasurer. The Trust may also have, at the discretion of the Board, one or more vice chairmen, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this
Article V. Any number of offices may be held by the same person. Any officer may be, but need not be, a Trustee or Shareholder.

      Section 2. ELECTION OF OFFICERS. The officers of the Trust shall be chosen by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

      Section 3. SUBORDINATE OFFICERS. The Board may appoint and may empower the president to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as the Board may from time to time determine.

      Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or by an officer upon whom such power of removal may be conferred by the Board.

      Any officer may resign at any time by giving written notice to the Trust. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in such notice. Unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

      Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office.

      Section 6. CHAIRMAN OF THE BOARD. The chairman of the Board shall, if present, preside at meetings of the Board and the shareholders and exercise and perform such other powers and duties as may be from time to time assigned to the chairman by the Board or prescribed by these By-Laws. In the absence, resignation, disability or death of the president, the chairman shall exercise all the powers and perform all the duties of the president until his or her return, such disability shall be removed or a new president shall have been elected.

      Section 7. VICE CHAIRMAN. Any vice chairman shall perform such duties as may be assigned to him from time to time by the Board.

      Section 8. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board to the chairman of the Board, the president shall be the principal operating and executive officer of the Trust and shall, subject to the control of the Board, have general supervision, direction and control of the business and the officers of the Trust. In the absence of the chairman of the Board, the president or his designee shall preside at all meetings of the shareholders and at all meetings of the Board. The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board or these By-Laws.

      Section 9. VICE PRESIDENTS. In the absence or disability of the president and the chairman of the Board, the executive vice presidents or vice presidents, if any, in order of their rank as fixed by the Board or if not ranked, a vice president designated by the Board, shall perform all the duties of the president and when so acting shall have all powers of, and be subject to all the restrictions upon, the president. The executive vice president or vice presidents, whichever the case may be, shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these By-Laws, the president or the chairman of the Board.

      Section 10. SECRETARY. The secretary shall keep or cause to be kept at the principal executive office of the Trust or such other place as the Board may direct a book of minutes of all meetings and actions of trustees, committees of trustees and shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at trustees' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

      The secretary shall cause to be kept at the principal executive office of the Trust or at the office of the Trust's administrator, transfer agent or registrar, as determined by resolution of the Board, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number, series and classes of shares held by each, the number and date of certificates, if any, issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

      The secretary shall give or cause to be given notice of all meetings of the shareholders and of the Board required by these By-Laws or by applicable law to be given and shall have such other powers and perform such other duties as may be prescribed by the Board or by these By-Laws.

      Section 11. TREASURER. The treasurer shall be the principal financial officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any trustee.

      The treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositories as may be designated by the Board. The treasurer shall disburse the funds of the Trust as may be ordered by the Board, shall render to the president and trustees, whenever they request it, an account of all of the treasurer's transactions as principal financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Board or these By-Laws.


                                ARTICLE VI
                            RECORDS AND REPORTS

      Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, series and classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

      Section 2. MAINTENANCE AND INSPECTION OF DECLARATION OF TRUST AND BY-LAWS. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these By-Laws, as amended or restated from time to time, where they may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

      Section 3. MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

      If information is requested by a Shareholder, the Board, or, in case the Board does not act, the president, any vice president or the secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

      The Board, or, in case the Board does not act, the president, any vice president or the secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

      Section 4. INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right during the Trust's regular business hours to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.


                                ARTICLE VII
                                 DIVIDENDS

      Section 1. DECLARATION OF DIVIDENDS. Dividends upon the shares of beneficial interest of the Trust may, subject to the provisions of the Declaration of Trust, if any, be declared by the Board at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of the Trust.

      Section 2. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Trust available for dividends such sum or sums as the Board may, from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or for such other purpose as the Board shall deem to be in the best interests of the Trust, and the Board may abolish any such reserve in the manner in which it was created.


                               ARTICLE VIII
                              GENERAL MATTERS

      Section 1. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by the Board or as may be contracted to service providers.

      Section 2. CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board, except as otherwise provided in these By-Laws, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      Section 3. CERTIFICATES FOR SHARES. No certificates for shares of beneficial interest in any series shall be issued except as the Board of Trustees may otherwise determine from time to time. Should the Board of Trustees authorize the issuance of such certificates, a certificate or certificates for shares of beneficial interest in any series of the Trust may be issued to a shareholder upon the shareholder's request when such shares are fully paid. All certificates shall be signed in the name of the Trust by the chairman of the Board or the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the series and class of shares owned by the shareholders. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Trust with the same effect as if such person were an officer, transfer agent or registrar at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its shares by electronic or other means.

      Section 4. LOST CERTIFICATES. Except as provided in Section 3 or this Section 4, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and cancelled at the same time. The Board may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Trust secured by a bond or other adequate security sufficient to protect the Trust against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

      Section 5. REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST. The chairman of the Board, the president or any vice president or any other person authorized by resolution of the Board or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust any and all shares of any corporation, partnership, trust, or other entity, foreign or domestic, standing in the name of the Trust. The authority granted may be exercised in person or by a proxy duly executed by such designated person.

      Section 6. TRANSFER OF SHARES. Shares of the Trust shall be transferable only on the record books of the Trust by the person in whose name such shares are registered, or by his or her duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Trust, its transfer agent or other duly authorized agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be presented to the Trust, transfer agent or other duly authorized agent, and may be required to be deposited and remain with the Trust, its transfer agent or other duly authorized agent. No transfer shall be made unless and until the certificate issued to the transferor, if any, shall be delivered to the Trust, its transfer agent or other duly authorized agent, properly endorsed.

      Section 7. HOLDERS OF RECORD. The Trust shall be entitled to treat the holder of record of any share or shares of the Trust as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Trust shall have express or other notice thereof.

      Section 8. FISCAL YEAR. The fiscal year of the Trust shall be established, re-established or changed from time to time by resolution of the Board. The fiscal year of the Trust shall be the taxable year of the Trust.


                                ARTICLE IX
                                AMENDMENTS

      Section 1. AMENDMENT. These By-Laws may be restated and/or amended at any time, without the approval of the shareholders, by an instrument in writing signed by, or a resolution of, a majority of the then Board.




                                              Exhibit (s)(i) under Form N-2

                             POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED HIGH YIELD MUNICIPAL INCOME FUND and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                      TITLE                        DATE



/s/ William D. Dawson, III      Chief Investment Officer     February 6, 2004
William D. Dawson, III







Sworn to and subscribed before me this 6th day of February, 2004

/s/ Nancy H. Beatty
Notarial Seal
Nancy H. Beatty, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Dec. 7, 2004
Member, Pennsylvania Association of Notaries

                                             Exhibit (s)(ii) under Form N-2

                             POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED HIGH YIELD MUNICIPAL INCOME FUND and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE



/s/ Richard J. Thomas               Treasurer                 February 6, 2004
Richard J. Thomas                   (Principal Financial and Accounting
Officer)







Sworn to and subscribed before me this 6th day of February, 2004

/s/ Nancy H. Beatty
Notarial Seal
Nancy H. Beatty, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Dec. 7, 2004
Member, Pennsylvania Association of Notaries


                                                 Exhibit (s) under Form N-2

                             POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED HIGH YIELD MUNICIPAL INCOME FUND and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE



/s/ John F. Donahue                 Chairman and Trustee      February 6, 2004
John F. Donahue


/s/ J. Christopher Donahue          President and Trustee     February 6, 2004
J. Christopher Donahue              (Principal Executive Officer)


                                    Treasurer                 February 6, 2004
Richard J. Thomas                   (Principal Financial and
                                    Accounting Officer)


/s/ Thomas G. Bigley                Trustee                   February 6, 2004
Thomas G. Bigley


/s/ John T. Conroy, Jr.             Trustee                   February 6, 2004
John T. Conroy, Jr.


/s/ John T. Conroy, Jr.             Trustee                   February 6, 2004
John T. Conroy, Jr.


/s/ Nicholas P. Constantakis        Trustee                   February 6, 2004
Nicholas P. Constantakis


/s/ John F. Cunningham              Trustee                   February 6, 2004
John F. Cunningham


/s/ Lawrence D. Ellis, M.D.         Trustee                   February 6, 2004
Lawrence D. Ellis, M.D.


/s/ Peter E. Madden                 Trustee                   February 6, 2004
Peter E. Madden


/s/ Charles F. Mansfield, Jr.       Trustee                   February 6, 2004
Charles F. Mansfield, Jr.


/s/ John E. Murray, Jr.             Trustee                   February 6, 2004
John E. Murray, Jr.


                                Page 2 of 3

/s/ Marjorie P. Smuts               Trustee                   February 6, 2004
Marjorie P. Smuts


/s/ John S. Walsh                   Trustee                   February 6, 2004
John S. Walsh









Sworn to and subscribed before me this 6th day of February, 2004

/s/ Nancy H. Beatty
Notarial Seal
Nancy H. Beatty, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Dec. 7, 2004
Member, Pennsylvania Association of Notaries























PART C.    OTHER INFORMATION.

Item 24.    Exhibits:

                  (a)   Conformed copy of Declaration of Trust of the
                        Registrant; +
                        (i) Conformed copy of Certificate of Trust of the Registrant; +
                  (b)   Copy of By-Laws of the Registrant; +
                  (c)   Not applicable;
                  (d)   Not applicable;
                  (e) Copy of Registrant's dividend reinvestment plan, if applicable (to be filed by amendment);
                  (f)   Not applicable;
                  (g) Form of investment advisory contract (to be filed by amendment);
____________________________________________________________
+     All exhibits are being filed electronically.


                  (h)   Copy of underwriting or distribution contract (to be
                              filed by amendment);
                  (i)   Not applicable;
                  (j) Form of custodian agreement (to be filed by amendment);
                  (k) Copies of all other material contracts not made in the ordinary course of business (to be filed by amendment);
                  (l) Form of Opinion and Consent of Counsel as to legality of shares being registered (to be filed by amendment);
                  (m)   Not applicable;
                  (n)   Not applicable;
                  (o)   Not applicable;
                  (p) Form of Initial Capital Understanding (to be filed by amendment);
                  (q)   Not applicable;
                  (r) The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from
                        Item 23(p) of the Federated Institutional Trust Registration Statement on Form N-1A filed with the Commission on September 30, 2003.
                        (File Nos. 33-54445 and 811-7193).
                  (s) Conformed copy of Power of Attorney of the Registrant; +
                        (i)   Conformed copy of Power of Attorney of
                              William D. Dawson, III, Chief Investment
                              Officer; +
                        (ii)  Conformed copy of Power of Attorney of
                              Richard J. Thomas, Treasurer. +

Item 25.    Marketing Arrangements


            To be filed by amendment


Item 26.    Other Expenses of Issuance and Distribution


            To be filed by amendment


Item 27.    Persons Controlled by or Under Common Control with the Fund:

            None



Item 28.    Number of Holders of Securities


            Not applicable



______________________________________________________________________________
+     All exhibits are being filed electronically.

Item 29.    Indemnification:

            Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article V of Registrant's Declaration of Trust. The Investment Advisory Contract between the Registrant and Federated Investment Management Company ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

            Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.




Item 30. Business and Other Connections of Investment Adviser:


      For a description of the other business of the investment adviser, see the section entitled "Management of the Fund" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Management of the Fund." The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark
D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer
and Trustee:

      Keith M. Schappert

Executive Vice President:

      William D. Dawson, III

Senior Vice Presidents:
      Joseph M. Balestrino
      Jonathan C. Conley
      Deborah A. Cunningham,
      Mark E. Durbiano
      Robert M. Kowit
      Jeffrey A. Kozemchak
      Susan M. Nason
      Mary Jo Ochson
      Robert J. Ostrowski
      Richard Tito

Vice Presidents:
      Todd A. Abraham
      J. Scott Albrecht
      Randall S. Bauer
      Nancy J.Belz
      G. Andrew Bonnewell
      Lee R. Cunningham, II
      B. Anthony Delserone,Jr.
      Donald T. Ellenberger
      Eamonn G. Folan
      John T. Gentry
      Patricia L. Heagy
      Susan R. Hill
      Nikola A. Ivanov
      William R. Jamison
      Nathan H. Kehm
      John C. Kerber
      J. Andrew Kirschler
      Steven Lehman
      Marian R. Marinack
      Natalie F. Metz
      Thomas J. Mitchell
      Joseph M. Natoli
      Mary Kay Pavuk
      Jeffrey A. Petro
      Ihab L. Salib
      Roberto Sanchez-Dahl, Sr.
      John Sidawi
      Michael W. Sirianni, Jr.
      Christopher Smith
      Timothy G. Trebilcock
      Stephen J. Wagner
      Paige M. Wilhelm
      George B. Wright

Assistant Vice Presidents:
      Lori Andrews
      Hanan Callas
      Jerome Conner
      James R. Crea, Jr.
      Karol M. Crummie
      Richard Cumberledge
      Richard J. Gallo
      Kathyrn P. Glass
      James Grant
      Tracey L. Lusk
      Ann Manley
      Karl Mocharko
      Teri Lynn Moore
      Bob Nolte
      Rae Ann Rice
      Brian Ruffner
      Kyle D. Stewart
      Mary Ellen Tesla
      Nichlas S. Tripodes

Secretary:  G. Andrew Bonnewell

Treasurer:  Thomas R. Donahue

Assistant Secretaries:  Jay S. Neuman


Assistant Treasurer:    Denis McAuley, III

The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.



Item 31.  Location of Accounts and Records:

           All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

           Registrant                     Reed Smith LLP
                                          Investment and Asset
                                            Management Group (IAMG)
                                          Federated Investors Tower
                                          12th Floor
                                          1001 Liberty Avenue
                                          Pittsburgh, PA 15222-3779
                                          (Notices should be sent to the
                                          Agent for Service at above
                                          address)

                                          Federated Investors Funds
                                          5800 Corporate Drive
           Pittsburgh, PA  15237-7000

           EquiServe Trust Co., N.A.      P.O. Box 43011
           ("Transfer Agent and Dividend Providence, RI 02940-3011 Disbursing Agent")

           Federated Services             Federated Investors Tower
           Company                        1001 Liberty Avenue
           ("Administrator")              Pittsburgh, PA  15222-3779
           Federated Investment           Federated Investors Tower
           Management Company             1001 Liberty Avenue
           ("Adviser")                    Pittsburgh, PA  15222-3779

           State Street Bank and          P.O. Box 8600
           Trust Company                  Boston, MA  02266-8600
           ("Custodian")

Item 32.  Management Services:            Not applicable.

Item 33.  Undertakings:

          The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

          The Registrant undertakes that:

          (a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.



                                SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED HIGH YIELD MUNICIPAL INCOME FUND, has duly caused this Initial Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 9th day of February, 2004.

                FEDERATED HIGH YIELD MUNICIPAL INCOME FUND

                  BY: /s/ Leslie K. Ross
                  Leslie K. Ross, Assistant Secretary
                  Attorney in Fact for John F. Donahue
                  February 9, 2004

    Pursuant to the requirements of the Securities Act of 1933, this Initial Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE

By: /s/ Leslie K. Ross            Attorney In Fact          February 9, 2004
    Leslie K. Ross                For the Persons
    ASSISTANT SECRETARY           Listed Below

    NAME                            TITLE

John F. Donahue*                  Chairman and Trustee

J. Christopher Donahue*           President and Trustee
                                  (Principal Executive Officer)

Richard J. Thomas*                Treasurer
                                  (Principal Financial and Accounting
                                  Officer)

William D. Dawson, III*           Chief Investment Officer

Thomas G. Bigley*                 Trustee

John T. Conroy, Jr.*              Trustee

Nicholas P. Constantakis*         Trustee

John F. Cunningham*               Trustee

Lawrence D. Ellis, M.D.*          Trustee

Peter E. Madden*                  Trustee

Charles F. Mansfield, Jr.*        Trustee

John E. Murray, Jr.*              Trustee

Marjorie P. Smuts*                Trustee

John S. Walsh*                    Trustee

*by power of attorney